                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       Personnel Group of America, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

[LOGO]
                        PERSONNEL GROUP OF AMERICA, INC.
                          6302 FAIRVIEW ROAD, SUITE 201
                         CHARLOTTE, NORTH CAROLINA 28210


                                                                  April 10, 1997



Dear Shareholder:

         You are cordially invited to attend the 1997 Annual Meeting of Shareholders to be held at The Park Hotel, 2200 Rexford Road, Charlotte, North Carolina, on Thursday, May 21, 1997, at 9:30 a.m., local time.

         The Notice of Annual Meeting of Shareholders and Proxy Statement are attached hereto. The matters to be acted upon by our shareholders are set forth in the Notice of Annual Meeting and discussed in the Proxy Statement.

         We would appreciate your signing, dating and returning the enclosed proxy card in the envelope provided at your earliest convenience. If you choose to attend the meeting, you may revoke your proxy and personally cast your votes.

         Also enclosed herewith is a copy of the Company's 1996 Annual Report to Shareholders.

         We look forward to seeing you at the Annual Meeting.


                                   Sincerely yours,


                                   /s/ Edward P. Drudge, Jr.

                                   Edward P. Drudge, Jr.
                                   Chairman and Chief Executive Officer

                        PERSONNEL GROUP OF AMERICA, INC.
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD ON MAY 21, 1997

                                 ---------------

TO THE SHAREHOLDERS
OF PERSONNEL GROUP of AMERICA, INC.

         NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Shareholders of Personnel Group of America, Inc., a Delaware corporation (the "Company"), will be held at 9:30 a.m., local time, on May 21, 1997, at The Park Hotel, 2200 Rexford Road, Charlotte, North Carolina, for the following purposes:

                  (1) To elect two members to the Company's Board of Directors to hold office until the Annual Meeting of Shareholders in 2000 or until their successors are duly elected and qualified;

                  (2) To consider and act upon a proposal to amend the Company's Certificate of Incorporation to increase the Company's authorized Common Stock;

                  (3) To consider and act upon a proposal to amend the Company's 1995 Equity Participation Plan;

                  (4) To consider and act upon a proposal to approve the Company's 1997 Employee Stock Purchase Plan;

                  (5) To consider and act upon a proposal to ratify the selection of Price Waterhouse LLP as the Company's independent public accountants for 1997; and

                  (6) To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

         The Board of Directors has fixed the close of business on March 28, 1997 as the record date for determining those shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. A list of those shareholders may be examined at the principal executive office of the Company, 6302 Fairview Road, Suite 201, Charlotte, North Carolina, during the 10-day period preceding the meeting.

         Whether or not you expect to be present, please sign, date and return the enclosed proxy card in the enclosed pre-addressed envelope as promptly as possible. No postage is required if mailed in the United States.

                                       By Order of the Board of Directors,


                                       /s/ Edward P. Drudge, Jr.

                                       Edward P. Drudge, Jr.
                                       Chairman and Chief Executive Officer

Charlotte, North Carolina
April 10, 1997

ALL SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. THOSE SHAREHOLDERS WHO ARE UNABLE TO ATTEND ARE URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. SHAREHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

                       1997 ANNUAL MEETING OF SHAREHOLDERS
                       OF PERSONNEL GROUP OF AMERICA, INC.

                              ---------------------
                                 PROXY STATEMENT
                              ---------------------


         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Personnel Group of America, Inc., a Delaware corporation ("PGA" or the "Company"), of proxies from the holders of the Company's Common Stock, par value $.01 per share (the "Common Stock"), for use at the 1997 Annual Meeting of Shareholders of the Company to be held at The Park Hotel, 2200 Rexford Road, Charlotte, North Carolina, at 9:30 a.m., local time, on May 21, 1997, or at any adjournments or postponements thereof (the "Annual Meeting"), pursuant to the enclosed Notice of Annual Meeting of Shareholders. The approximate date that this Proxy Statement and the enclosed form of proxy are first being sent or given to holders of Common Stock is April 10, 1997. The Company's principal executive offices are located at 6302 Fairview Road, Suite 201, Charlotte, North Carolina 28210, and its telephone number is (704) 442-5100.


                          INFORMATION CONCERNING PROXY

         The enclosed proxy is solicited on behalf of the Company's Board of Directors. The giving of a proxy does not preclude the right to vote in person should any shareholder giving the proxy so desire. Shareholders have a right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Company's Secretary at the Company's headquarters a written revocation or duly executed proxy bearing a later date.

         The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Shareholders and the enclosed proxy is to be borne by the Company. In addition to the use of mail, employees of the Company may solicit proxies personally and by telephone. The Company's employees will receive no compensation for soliciting proxies other than their regular salaries. The Company may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company has retained Corporate Communications, Inc. to aid in the proxy solicitation at an estimated cost of $5,000.


                             PURPOSES OF THE MEETING

         At the Annual Meeting, the Company's shareholders will consider and vote upon the following matters:

                  (1) A proposal to elect two members to the Company's Board of Directors to serve until the Annual Meeting of Shareholders in 2000 or until their successors are duly elected and qualified;

                  (2) A proposal to amend the Company's Certificate of Incorporation to increase the Company's authorized Common Stock;

                  (3) A proposal to amend the Company's 1995 Equity Participation Plan;

                  (4) A proposal to approve the Company's 1997 Employee Stock Purchase Plan;

                  (5) A proposal to ratify the selection of Price Waterhouse LLP as the Company's independent public accountants for 1997; and

                  (6) Such other business as may properly come before the Annual Meeting, including any adjournments or postponements thereof.

         Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted (a) in favor of the election of the two nominees for directors named below and (b) in favor of each of the other proposals in clauses (2) through (5) above. In the event a shareholder specifies a different choice by means of the enclosed proxy, his or her shares will be voted in accordance with the specification so made.

                 OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

         The Board of Directors has set the close of business on March 28, 1997 as the record date (the "Record Date") for determining shareholders of the Company entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 12,076,755 shares of Common Stock issued and outstanding, all of which are entitled to one vote on all matters to be acted upon at the Annual Meeting. Neither the Company's Certificate of Incorporation nor Bylaws provides for cumulative voting rights.

         The representation in person or by proxy of a majority of the issued and outstanding shares of Common Stock entitled to vote will constitute a quorum at the Annual Meeting. Directors of the Company are elected by a plurality vote, and votes may either be cast in favor of nominees or withheld. Withheld votes will be excluded entirely from the vote and will have no effect on the outcome of the election. Approval of the remaining proposals (other than the proposed amendment to the Certificate of Incorporation) requires the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote. On any such proposal, an abstention will have the same effect as a negative vote but, because shares held by brokers will not be considered entitled to vote on matters as to which the brokers withhold authority, a broker non-vote will have no effect on the vote. The proposed amendment to the Certificate of Incorporation will require the affirmative vote of a majority of the issued and outstanding Common Stock; accordingly, abstentions and broker non-votes will have the same effect as negative votes on this proposal.


                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of March 28, 1997, the number and percentage of outstanding shares beneficially owned by each person known by the Company to own beneficially more than 5% of the Company's Common Stock, by each director and nominee for director of the Company, by each officer named in the Summary Compensation Table under the heading "Executive Compensation" and each current executive officer and by all directors and current executive officers of the Company as a group. Except as otherwise indicated, each shareholder named has sole voting and investment power with respect to such shareholder's shares.

                                                              AMOUNT AND NATURE
                                                                   OF SHARES            Percent of Common
NAME AND ADDRESS OF BENEFICIAL OWNER                         BENEFICIALLY OWNED (1)     Stock Outstanding
------------------------------------                         ----------------------     -----------------

RCM Capital Management, L.L.C.
RCM Limited L.P.
RCM General Corporation.....................................       694,500 (2)                 5.8%
  Four Embarcadero Center, Suite 3000
  San Francisco, California  94111-4189

Edward P. Drudge, Jr........................................       197,807 (3)                 1.6
Peter R. Sollenne...........................................        24,842                      *
Rosemary Payne-Harris.......................................        16,815                      *
James C. Hunt ..............................................        16,060 (4)                  *
Kevin P. Egan ..............................................        15,375                      *
Gene C. Wilson..............................................        14,715                      *
Ken R. Bramlett, Jr. .......................................        13,432 (5)                  *
Richard L. Peranton.........................................        12,715                      *
James V. Napier.............................................        12,575                      *
J. Roger King...............................................        10,375                      *
William J. Simione, Jr. ....................................        10,375                      *

All directors and current executive officers
  as a group (9 persons)....................................       313,556                     2.5%


* Less than one percent

(1) Includes the following shares subject to stock options exercisable within 60 days after March 28, 1997: Mr. Drudge--167,245; Mr. Sollenne- -23,842; Ms. Payne-Harris--12,715; Mr. Hunt--14,000; Mr. Egan--9,375;
         Mr. Wilson--12,715; Mr. Bramlett--9,182; Mr. Peranton--10,715; Mr. Napier--9,375; Mr. King--9,375; Mr. Simione--9.375; Directors and current executive officers as a group--262,484.

(2) The amount and nature of the shares beneficially owned are as of December 29, 1996 and are based on the most recent Schedule 13G, or amendment thereto, on file with the Company. Of the total shares reported, sole voting power is reported with respect to only 597,500 shares and shared dispositive power is reported with respect to 44,000 shares.

(3) Includes 2,500 shares held in the names of Mr. Drudge's spouse and children.

(4) Includes 560 shares held in the names of Mr. Hunt's spouse and children.

(5)      Includes 250 shares held in the name of Mr. Bramlett's spouse.

PROPOSAL 1

                              ELECTION OF DIRECTORS

NOMINEES

         The Company's Certificate of Incorporation and Bylaws provide for seven directors who are divided into three classes. The terms of the directors in the initial classes are being phased in over a three-year period, and after the expiration of the terms of these directors, newly elected directors will serve for a three-year term or until their successors are elected and qualify. Messrs. Drudge, Napier and Simione were appointed to Class III to serve until the Annual Meeting of Shareholders in 1998. Messrs. Egan and King were appointed to Class II to serve until this Annual Meeting. Mr. Hunt, who replaced Michael P. Bernard as the Company's Chief Financial Officer, has been appointed to Class I to serve the remainder of Mr. Bernard's term, which would have expired at the Annual Meeting of Shareholders in 1999. The Board of Directors is seeking a director candidate to fill the Class I vacancy created by Ms. Joyce Mazero's resignation in April 1996, but has yet to fill the vacancy. Messrs. Egan and King are the sole nominees standing for election at the Annual Meeting and, if elected, will serve for a term expiring at the Annual Meeting of Shareholders in 2000, expected to be held in May 2000, or until their successors have been duly elected and qualified. Any director appointed after this Annual Meeting to fill the vacancy on the Board will be designated a Class I director and will serve a term expiring at the Annual Meeting of Shareholders in 1999, expected to be held in May 1999, or until a successor has been duly elected and qualified.

         The Board of Directors makes nominations for director candidates as permitted by the Company's Bylaws. Section 14 of Article II of the Company's Bylaws prescribes the procedure a shareholder must follow to make nominations for director candidates. Shareholder nominations for director will be considered at an annual meeting or a special meeting of shareholders if the shareholder (who must be, at the time of delivery of notice, a shareholder of record) delivers to the Secretary of the Company a timely notice setting forth the information specified in Section 14 of Article II of the Company's Bylaws. In the case of an annual meeting, such notice shall be considered timely if delivered not earlier than the close of business on the 90th day, nor later than the close of business on the 60th day, prior to the first anniversary of the preceding year's annual meeting. If, however, the annual meeting date is more than 30 days before or 60 days after the anniversary date of the preceding year's annual meeting, the notice will be considered timely if delivered not earlier than the close of business on the 90th day prior to such meeting nor later than the close of business on the later of (i) the 60th day prior to such meeting or (ii) the 10th day following the day on which the public announcement of the date of such meeting is first made by the Company. In the case of a special meeting, such notice shall be considered timely if delivered not earlier than the close of business on the 90th day prior to such meeting nor later than the close of business on the later of (i) the 60th day prior to such meeting or
(ii) the 10th day following the day on which public announcement is first made of the special meeting date and the nominees proposed by the Board of Directors. Any shareholder desiring a copy of the Company's Bylaws will be furnished one without charge upon written request to the Secretary. The Board of Directors has no reason to believe that the nominees will refuse to act or be unable to accept election; however, in the event that a nominee for a directorship is unable to accept election or if any unforeseen contingencies should arise, it is intended that proxies will be voted for such other person as may be designated by the Board of Directors, unless it is directed by a proxy to do otherwise.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF MESSRS. EGAN AND KING FOR ELECTION AS CLASS II DIRECTORS.

DIRECTORS AND EXECUTIVE OFFICERS

         The following table sets forth information as to the Company's current executive officers and directors:

      NAME                     Age                   Position
      ----                     ---                   --------
Edward P. Drudge, Jr.          57     Chairman of the Board and Chief Executive Officer
James C. Hunt                  40     Senior Vice President, Chief Financial Officer, Treasurer and Director
Ken R. Bramlett, Jr.           37     Senior Vice President, General Counsel and Secretary
Peter R. Sollenne              47     President-Commercial Staffing Division
Richard L. Peranton            46     President-Nursefinders
Kevin P. Egan (1)              53     Director
J. Roger King (1)              56     Director
James V. Napier(1)(2)          60     Director
William J. Simione, Jr.(2)     55     Director


(1)      Member of the Compensation Committee of the Board of Directors.

(2)      Member of the Audit Committee of the Board of Directors.



         Edward P. Drudge, Jr.: Mr. Drudge is the Chairman of the Board and Chief Executive Officer of the Company and has served as such since the formation of the Company in July 1995. Prior to that time, Mr. Drudge was President of the Personnel Group of America Division of Adia, S.A. a Swiss corporation ("Adia") and Senior Vice President of Adia Services, Inc., a California corporation and wholly owned subsidiary of Adia ("Adia California"), having joined Adia in April 1989. Prior to joining Adia, Mr. Drudge held senior management positions with Manpower Inc., a provider of personnel services, for 16 years, and prior to that, sales and marketing positions with Procter & Gamble.

         James C. Hunt: Mr. Hunt joined the Company as a Senior Vice President on January 2, 1997, and has served as Chief Financial Officer and Treasurer and as a director of the Company since March 1, 1997. Prior to joining the Company, Mr. Hunt spent 18 years with Arthur Andersen LLP, a worldwide accounting and consulting firm, the last six years as a partner.

         Ken R. Bramlett, Jr.: Mr. Bramlett has served as Senior Vice President, General Counsel and Secretary of the Company since October 1996. Prior to joining the Company, Mr. Bramlett spent 12 years with Robinson, Bradshaw & Hinson, P.A., a Charlotte, North Carolina law firm, the last six years as a partner. Mr. Bramlett also serves on the board of directors of World Acceptance Corporation, a small loan consumer finance company headquartered in Greenville, South Carolina.

         Peter R. Sollenne: Mr. Sollenne has served as President of the Commercial Staffing Division since October 1996. Mr. Sollenne served as President of the Commercial Staffing Division's Abar Staffing Company in San Francisco from July 1995 through October 1996. Prior to joining PGA, Mr. Sollenne spent six years as Senior Vice President of Sales, Marketing and Customer Services with USL Capital Fleet Services, a division of Ford Financial Services, Inc., and prior to that was President of PHH Financial Services, and held other senior management positions with PHH Corporation, Commercial Union Assurance Companies and Bank of Boston.

         Richard L. Peranton: Mr. Peranton has served as President of the Health Care Services Division since April 1994 and has 15 years experience in the home health care industry. From 1982 until April 1994, he held several executive positions with Kimberly Quality Care, a provider of home health care services, including President of that company's Southeastern Division.

         Kevin P. Egan: Mr. Egan has served as a director of the Company since September 1995. Since October 1995, Mr. Egan has been the President of Tamarack Holdings, an investment company. From 1983 to September 1995, Mr. Egan served as President and Chief Operating Officer of PrimeNet DataSystems, St. Paul, Minnesota. PrimeNet provides database and integrated marketing services. Prior to forming PrimeNet in 1983, Mr. Egan was senior vice president of Manpower Temporary Services from 1975 to 1983. Mr. Egan also previously held marketing and management positions with the Graphic Services Division of 3M Company and Transamerica Computer Co., London, England.

         J. Roger King: Mr. King has served as a director of the Company since September 1995. Mr. King joined the Frito-Lay Division of PepsiCo, Inc. in 1969 and has served in various personnel and employee relations positions for PepsiCo since that time, including Senior Vice President of Personnel of PepsiCo from 1984 to 1995 and Senior Vice President of Human Resources of Frito-Lay from June 1995 to the present.

         James V. Napier: Mr. Napier has served as a director of the Company since September 1995. Since November 1992, Mr. Napier has been the Chairman of Scientific-Atlanta, Inc., a telecommunications company. Between 1988 and 1992, Mr. Napier served as Chairman and Chief Executive Officer of The Commercial Telephone Group, a telecommunications engineering and design company, and between 1985 and 1986, served as Chief Executive Officer and President of HBO & Company, Inc., a health care information services company. In addition to serving on the Board of Directors of Scientific-Atlanta, Mr. Napier is a director of Engelhard Corporation, Vulcan Materials Company, HBO & Company, Inc., Rhodes, Inc., Intelligent Systems Corporation and Westinghouse Air Brake Company.

         William J. Simione, Jr.: Mr. Simione has served as a director of the Company since September 1995. Mr. Simione is Vice Chairman and Executive Vice President of Simione Central Holdings, Inc., which provides consulting services and information systems to the home health care industry. He is a member of the Prospective Payment Task Force, a Regulatory Affairs Subcommittee for the National Association for Home Care, and is one of the Subcommittee's National Reimbursement Consultants. Mr. Simione is also a member of many state and federal committees involving home care issues.

         During the fiscal year ended December 29, 1996, the Board of Directors held four meetings and took certain actions by unanimous written consent. During 1996, all incumbent directors had perfect attendance at (a) all meetings of the Board of Directors held during the period, and (b) all meetings of committees of the Board of Directors held during the period any such directors served on such committees.

         Messrs. Napier and Simione served as members of the Audit Committee of the Board of Directors (the "Audit Committee") during 1996. The principal functions of the Audit Committee are to meet with appropriate financial and legal personnel and independent public accountants of the Company and review the internal controls of the Company and the objectivity of its financial reporting. This Committee makes recommendations to the Board of Directors with respect to the appointment of the independent public accountants to serve as auditors in examining the corporate accounts of the Company. The Company's independent public accountants periodically meet privately with the Audit Committee and have access to the Audit Committee at any time. The Audit Committee met twice during 1996.

         Messrs. King, Egan and Napier served as members of the Compensation Committee of the Board of Directors (the "Compensation Committee") during 1996. The principal functions of the Compensation Committee are to review proposals regarding the establishment or change of benefit plans, salaries and compensation of the executive officers and other employees of the Company and advise management and make recommendations to the Board of Directors with respect thereto and administer the Company's 1995 Equity Participation Plan and the Company's Management Incentive Compensation Plan. The Compensation Committee met once during 1996 and took a number of actions by written consent.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Executive officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company during the fiscal year ended December 29, 1996, all Section 16(a) filing requirements applicable to its executive officers and directors and any greater than 10% beneficial owners (the Company is aware of none) were complied with.

DIRECTOR COMPENSATION

         During 1996, each non-employee director received an annual retainer of $7,500, and each such director who chaired a committee received an annual retainer of $1,000. In addition, non-employee directors received meeting fees of $1,000 per board meeting attended and $500 per committee meeting attended, plus reimbursement of expenses. Each non-employee director receives, upon joining the Board, an initial option grant to purchase 6,250 shares of Common Stock at the then fair market value, an additional option grant to purchase 3,125 shares of Common Stock at the then fair market value in each of the succeeding two years, and an annual option grant to purchase 1,500 shares of Common Stock at the then fair market value in each year thereafter that such director remains on the Board. All of such options will be granted under the Company's 1995 Equity Participation Plan. Officers of the Company who are also directors are not paid any director fees.

                             EXECUTIVE COMPENSATION

         The following table sets forth information concerning the compensation for the fiscal years ended December 29, 1996, December 31, 1995 and January 1, 1995 for those persons who were, at December 29, 1996, the Chief Executive Officer and the Company's four other most highly compensated officers:

                           SUMMARY COMPENSATION TABLE

                                                                                          LONG TERM
                                                                                        COMPENSATION
                                                                                           AWARDS
                                                                                       --------------
                                                             Annual Compensation          SECURITIES
                                                            ---------------------         UNDERLYING          ALL OTHER
                                                            SALARY          BONUS       OPTIONS(#)(1)      COMPENSATION(2)
                                                            ------          -----       -------------      ---------------
Name and Principal Position
---------------------------
Edward P. Drudge, Jr .................        1996        $307,500        $   --          271,817(3)        $   500(4)
  Chairman and Chief Executive Officer        1995         269,994         302,535        178,572            30,993(5)
                                              1994         243,750         296,535           --              30,575(6)

Peter R. Sollenne ....................        1996        $154,826        $   --           36,642(3)        $  --
  President-Commercial Staffing ......        1995          58,872          36,795          8,000              --
                                              1994            --              --             --                --

Richard L. Peranton ..................        1996        $211,762        $105,144           --             $  --
 President-Nursefinders ..............        1995         205,691         191,394         26,786            20,609(7)
                                              1994         133,333         133,333           --                --

Gene C. Wilson .......................        1996        $170,500        $ 85,108         10,000           $  --
  Senior Vice President ..............        1995         162,500         149,894         26,786             9,555(7)
                                              1994         155,173          70,873           --              14,605(6)

Rosemary Payne-Harris ................        1996        $124,000        $ 49,394         10,000           $   500(4)
  Senior Vice President ..............        1995         106,750         102,352         26,786            10,729(8)
                                              1994          92,175          61,331           --               8,219(6)

----------
(1) Except as set forth below, amounts shown for each of the named officers are 20% vested, and will vest an additional 20% on each successive anniversary of the grant date through the year 2000.

(2) Each of the named officers are eligible to participate in the Company's non-qualified profit-sharing plan, but non-qualified profit-sharing allocations for 1996 are not currently available.

(3) Includes 51,817 options and 16,642 options granted to Mr. Drudge and Mr. Sollenne, respectively, on January 2, 1997 in lieu of 1996 bonuses. See "Compensation Committee Report on Executive Compensation." These options were vested 100% on the date of grant.

(4) Amounts represent employer matching contributions to individual retirement accounts.

(5) Amount includes $30,493 in non-qualified profit-sharing allocations for 1995 and $500 in employer matching contributions to individual retirement account.

(6)      Amounts represent non-qualified profit-sharing allocations for 1994.

(7)      Amount represents non-qualified profit-sharing allocation for 1995.

(8) Amount includes $10,246 in non-qualified profit-sharing allocations for 1995 and $483 in employer matching contributions to individual retirement account.

         Option Grants Table. The following table sets forth certain information concerning grants of stock options to the named officers during the fiscal year ended December 29, 1996:

                        OPTION GRANTS IN LAST FISCAL YEAR

                                INDIVIDUAL GRANTS


                                 Number of        % of Total                                          Potential Realizable Value at
                                Securities          Options                                              Assumed Annual Rates of
                                Underlying        Granted to        Exercise                          Stock Price Appreciation for
                                  Options          Employees        or Base                                    Option Term
                                  Granted          in Fiscal         Price          Expiration        ----------------------------
           Name                   (#)(1)             Year            ($/Sh)            Date            5% ($)            10% ($)
           ----                  --------            ----            ------           ------          ---------          -------

Edward P. Drudge, Jr.(2) ..      220,000            52.3%            $24.94           9/25/06       $3,449,600         $8,745,000
Peter R. Sollenne(2) ......       20,000             4.8%            $27.00           11/5/06       $  339,600         $  860,800
Gene C. Wilson ............       10,000             2.4%            $24.94           9/25/06       $  156,800         $  397,500
Rosemary Payne-Harris .....       10,000             2.4%            $24.94           9/25/06       $  156,800         $  397,500


(1) Amounts shown for each of the named officers are 20% vested, and will vest an additional 20% on each successive anniversary of the grant date through the year 2000.

(2) Amounts shown exclude 51,817 and 16,642 options granted to Mr. Drudge and Mr. Sollenne, respectively, on January 2, 1997, in lieu of 1996 bonuses. See "Compensation Committee Report on Executive Compensation." These options were granted at an exercise price of $23.18 and vested 100% on the date of grant.

         Option Year-End Value Table. The following table sets forth certain information concerning unexercised options held as of December 29, 1996:

                         FISCAL YEAR-ENDED OPTION VALUE

                                        Number of Securities Underlying                  Value Of Unexercised In-the-Money
                                       Unexercised Options at FY-End (#)                       Options At FY-End ($)
                                      ------------------------------------             --------------------------------------
             Name                     Exercisable            Unexercisable             Exercisable              Unexercisable
             ----                     -----------            -------------             -----------              -------------
Edward P. Drudge, Jr.(1)...            115,428                  283,144                  $732,137                $1,098,226
Peter R. Sollenne(1).......              7,200                   20,800                  $ 34,784                $   51,936
Richard L. Peranton........             10,715                   16,071                  $109,829                $  164,727
Gene C. Wilson.............             12,715                   24,071                  $109,829                $  164,727
Rosemary Payne-Harris......             12,715                   24,071                  $109,829                $  164,727


(1) Amounts shown exclude 51,817 and 16,642 options granted to Mr. Drudge and Mr. Sollenne, respectively, on January 2, 1997, in lieu of 1996 bonuses. See "Compensation Committee Report on Executive Compensation." These options were granted at an exercise price of $23.18 and vested 100% on the date of grant.

EMPLOYMENT AGREEMENTS

         Edward P. Drudge, Jr. is employed pursuant to the terms of an employment agreement, dated as of September 29, 1995, which provides for his employment as Chief Executive Officer of the Company until September 30, 1998, subject to automatic renewal for successive one-year periods unless either the Company or Mr. Drudge has given notice of non-renewal six months prior to expiration. The employment agreement currently provides for (i) an annual base salary of $330,000 (subject to annual adjustment as determined by the Compensation Committee) and (ii) the right to earn bonuses under the Company's Management Incentive Compensation Plan. If the employment agreement is terminated by the Company other than for cause or by Mr. Drudge upon a change in terms and conditions of employment or following a change in control of the Company, the Company must pay Mr. Drudge severance equal to 24 months' salary and any unpaid bonus to which he would otherwise have been entitled, and all unvested options to purchase Common Stock then held by Mr. Drudge become immediately exercisable. The employment agreement contains a provision prohibiting Mr. Drudge from competing with the Company or soliciting employees and customers of the Company for a period of two years from the date Mr. Drudge's employment with the Company ceases.

         Peter R. Sollenne is employed pursuant to an employment agreement, dated as of October 1, 1996, which provides for his employment as President of the Commercial Staffing Division of the Company until September 30, 1997, subject to automatic renewal for successive one-year periods unless either the Company or Mr. Sollenne has given notice of non-renewal six months prior to expiration. The employment agreement currently provides for (i) an annual base salary of $200,000 (subject to annual adjustment as determined by the Compensation Committee) and (ii) the right to earn bonuses under the Company's Management Incentive Compensation Plan. If the employment agreement is terminated by the Company other than for cause or by Mr. Sollenne upon a change in terms and conditions of employment or following a change in control of the Company, the Company must pay Mr. Sollenne severance equal to 12 months' salary and any unpaid bonus to which he would otherwise have been entitled, and all unvested options to purchase Common Stock then held by Mr. Sollenne become immediately exercisable. The employment agreement contains a provision prohibiting Mr. Sollenne from competing with the Company or soliciting employees and customers of the Company for a period of two years from the date Mr. Sollenne's employment with the Company ceases.

         The Company assumed the obligations of Nursefinders, Inc. under an employment agreement with Richard L. Peranton, dated April 1, 1994, which provides for his employment as President of Nursefinders, Inc. The employment agreement currently provides for (i) an annual base salary of $212,000 (subject to annual adjustment as determined by the Compensation Committee), and (ii) the right to earn bonuses of up to 100% of this base salary based on the performance of Nursefinders. Under the employment agreement, Mr. Peranton must be given six months notice of termination. In addition, if Nursefinders is sold during the first three years of Mr. Peranton's employment and Mr. Peranton elects not to be an employee of the acquiring company, the Company must pay Mr. Peranton severance equal to 12 months' salary (not including bonus or benefits). The employment agreement contains a provision prohibiting Mr. Peranton from competing with the Company or soliciting employees and customers of the Company for a period of one year from the date Mr. Peranton's employment with the Company ceases.

         Gene C. Wilson is employed under an employment agreement dated
October 1, 1996, which provides for his employment as President of Thomas Staffing Services, Inc. The employment agreement currently provides for (i) an annual base salary of $173,350 (subject to annual adjustment as determined by the Compensation Committee) and (ii) the right to earn bonuses under the Company's Management Incentive Compensation Plan. If the employment agreement is terminated by the Company other than for cause or by Mr. Wilson upon a change in terms and conditions of employment or following a change in control of the Company, the Company must pay Mr. Wilson severance equal to 12 months' salary and any unpaid bonus to which he would otherwise have been entitled, and all unvested options to purchase Common Stock then held by Mr. Wilson become immediately exercisable. The employment agreement contains a provision prohibiting Mr. Wilson from competing with the Company or soliciting employees and customers of the Company for a period of two years from the date Mr. Wilson's employment with the Company ceases.

         The Company entered into an employment agreement with Rosemary Payne-Harris, dated October 19, 1995, which has been renewed and provides for her employment as Senior Vice President of the Company until October 31, 1997, subject to automatic renewal for further successive one-year periods unless the Company or Ms. Payne-Harris has given notice of non-renewal six months prior to expiration. The employment agreement currently provides for (i) an annual base salary of $144,000 (subject to annual adjustment as determined by the Compensation Committee) and (ii) the right to earn bonuses under the Company's Management Incentive Compensation Plan. If the employment agreement is terminated by the Company other than for cause or by Ms. Payne-Harris upon a change in terms and conditions of employment or following a change in control of the Company, the Company must pay Ms. Payne-Harris severance equal to 12 months' salary and any unpaid bonus to which she would otherwise be entitled, and all unvested options to purchase Common Stock then held by Ms. Payne-Harris become immediately exercisable. The employment agreement contains a provision prohibiting Ms. Payne-Harris from competing with the Company or soliciting employees and customers of the Company for a period of two years from the date Ms. Payne-Harris' employment with the Company ceases.


             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

GENERAL

         It is the Compensation Committee's responsibility to review and recommend to the Board for approval the compensation of the Company's senior executives. The goals of the Company's compensation program for executive officers are to base compensation on the attainment of performance objectives, to establish compensation levels that will enable the Company to attract and retain talented individuals and to motivate them to achieve the Company's business objectives, including increasing shareholder value. To achieve these goals, the Company has established a compensation program consisting of three principal components. The components are base salary, incentive bonus awards and discretionary bonuses in the form of equity-based compensation consisting primarily of qualified (i.e., incentive) and non-qualified stock options. The Company strives to structure its compensation program to enable it to attract, retain and reward executive officers whose contributions are critical to the long-term success of the Company.

BASE SALARY

         The Company considers the sustained performance of its executives in establishing base salaries. Among the factors considered are length of service with the Company, individual performance, scope of responsibilities and successful management of administrative or financial functions or operating subsidiaries or divisions. The assessment of management performance focuses on both qualitative (leadership qualities) and quantitative (growth of revenues and operating earnings, as well as management of expenses) factors.

         The Chief Executive Officer evaluates the overall performance of the other executive officers, including the executive officers and former executive officers named in the Summary Compensation Table. Financial and business goals and objectives are discussed with key executives and periodic meetings of key executives are held to discuss business strategies, financial and business performance, budgeting matters and strategic planning matters. An executive's overall evaluation is a combination of a qualitative review by fellow executives and the Chief Executive Officer and a review of the extent to which pre-established business and financial objectives have been obtained.

         Base salaries for fiscal 1996 for all officers named in the Summary Compensation Table were determined in accordance with the terms of employment agreements in effect with such executives, as adjusted annually by the Compensation Committee based on the factors mentioned above. The recommendation for a particular base salary adjustment was determined primarily by the Chief Executive Officer, based on the above factors, with no specified weight being given to any particular performance factor, business or financial objective. The recommendations were presented to the Compensation Committee, together with data compiled by outside consultants engaged by the Company to obtain competitive compensation data. For fiscal 1996, financial goals established for determining adjustments to base salary were met or exceeded in most cases and, in such cases, appropriate adjustments to base salary were made.

INCENTIVE BONUS AWARDS

         Early in the fiscal year, the Compensation Committee establishes a range of incentive bonus compensation that may be earned as part of each executive's annual compensation. Incentive bonus compensation is based on the achievement of pre-established annual financial goals relating to increases in earnings growth, relative to budget and prior year, before interest and taxes of the business unit or operating subsidiary for which such executive is responsible. The financial goals established for fiscal 1996 for the payment of incentive compensation to the Company's key executive officers were met or exceeded in most cases, and bonuses were paid where appropriate.

         For Messrs. Drudge, Sollenne and Bramlett, the Compensation Committee determined that it would be in the Company's best interests to pay corporate executives' 1996 bonuses in the form of stock options granted under the 1995 Equity Participation Plan and, accordingly, granted 51,817, 16,642 and 5,182 options to these individuals, respectively, on January 2, 1997, in lieu of 1996 cash bonuses. These options vested 100% on the date of grant. The Compensation Committee's determination was based on two factors (in addition to the other factors considered below in the granting of stock options generally). First, distributing bonuses in the form of stock options to these executives enabled the Company to conserve cash for investment. Second, paying bonuses in stock options was consistent with one of the Compensation Committee's stated goals of increasing the equity portion of senior executive compensation generally.

DISCRETIONARY BONUS AWARDS/EQUITY BASED COMPENSATION

         The Company also rewards its executives with discretionary compensation awards, generally in the form of incentive stock options and non-qualified stock options. Through the granting of stock options, the Company seeks to align the interests of key employees more closely with those of the Company's shareholders by motivating and rewarding actions which lead to long-term value creation for shareholders, and one of the Compensation Committee's stated goals is to increase the equity portion of senior executive compensation generally. In addition, the Company recognizes that stock options are a necessary part of its competitive compensation program which, as discussed above, is designed to attract and retain qualified executives. Historically, options granted to executives and other employees have vested over a four to five-year period in order to encourage executives and other key employees to remain in the employ of the Company and to foster a long-term perspective.

         In fiscal 1996, the Company used non-qualified stock options to achieve the competitive compensation levels it determined to be necessary for the executive officers and former executive officers named in the Summary Compensation Table. In addition, the Company granted incentive options in fiscal 1996 to a group of other key employees, consisting of approximately 185 individuals. The 1996 options vest over a four-year period and, accordingly, are a form of long-term compensation.

         All options were granted by the Compensation Committee, acting as the stock option committee under the Company's 1995 Equity Participation Plan. In determining the employees to whom options would be awarded and the size of the option awards, the Committee received a recommended list of key employees that was compiled primarily by the Chief Executive Officer and the operating subsidiary/division presidents with a view toward a fair and equitable distribution of options among the employee pool.

CHIEF EXECUTIVE OFFICER'S COMPENSATION

         The compensation of Edward P. Drudge, Jr., the Company's Chief Executive Officer, is determined pursuant to the terms of his employment agreement with the Company, as adjusted annually by the Compensation Committee based on the factors described above. See "Executive Compensation -- Employment Agreements." In fiscal 1996, Mr. Drudge's employment agreement provided for a base annual salary, adjusted based on 1995 performance, and an incentive bonus based on 1996 earnings growth, relative to budget and prior year, before interest and taxes. For the year, revenues, earnings before interest and taxes and net income increased 46.0%, 71.4% and 62.0%, respectively, over 1995, and over the same period the Company's selling, general and administrative expenses declined as a percentage of revenues from 20.6% to 18.6%. Because these financial results met or exceeded the financial goals established for determining the payment of incentive compensation, Mr. Drudge was granted 51,817 stock options under the 1995 Equity Participation Plan in January 2, 1997, in lieu of a cash bonus as described above.

         Also in 1996, the Compensation Committee granted 220,000 stock options to Mr. Drudge on September 26, 1996. Of this total, 70,000 options comprised Mr. Drudge's long-term compensation award for 1996 and the balance of the grant represented a special, one-time long-term compensation award. The 1996 award was made by the Compensation Committee on the basis of the factors set forth above under the heading "Discretionary Bonus Awards/Equity Based Compensation." The special award was made by the Compensation Committee on the basis of several additional factors, including contributions made by Mr. Drudge since the Company's initial public offering in September 1995 that the Committee deemed to be extraordinary and an acknowledgment by the Committee that Mr. Drudge's equity based compensation was lower than that generally paid to a number of similarly situated executives at comparable companies.

SECTION 162(M) OF THE INTERNAL REVENUE CODE

         It is the Company's policy generally to design the Company's compensation programs to comply with Section 162(m) of the Code, so that total compensation paid to any employee will not exceed $1 million in any one year, except for compensation payments in excess of $1 million which qualify as "performance-based." The Company intends to comply with other requirements of the performance-based compensation exclusion under Section 162(m), including option pricing requirements and requirements governing the administration of the 1995 Equity Participation Plan, so that the deductibility of compensation paid to top executives thereunder is not expected to be disallowed.


                                            Compensation Committee:

                                                      Kevin P. Egan
                                                      J. Roger King
                                                    James V. Napier

                           CORPORATE PERFORMANCE GRAPH

         The following graph compares the cumulative total return on the Company's Common Stock from the effective date of the Company's initial public offering, September 25, 1995, to December 29, 1996, with the cumulative total return of (a) the S&P 400 Index and (b) a peer group index selected by the Company (the "Peer Group Index"), consisting of nine public companies that specialize in providing personnel staffing services in the United States. All cumulative returns assume the investment of $100 in each of the Company's Common Stock, the S&P 400 Index and the Peer Group Index on September 25, 1995, and assume the reinvestment of dividends.



                                  [GRAPH HERE]

----------------------------------------------------------------------------------------------
                                  SEPTEMBER 25, 1995    December 31, 1995  December 29, 1996
----------------------------------------------------------------------------------------------
Personnel Group of America, Inc.         100                   104.5              149.1
----------------------------------------------------------------------------------------------
S&P 400                                  100                   100.3              119.6
----------------------------------------------------------------------------------------------
Peer Group*                              100                   118.8              144.7
----------------------------------------------------------------------------------------------

       *The Peer Group Index consists of the following companies: Interim Services Inc., The Olsten Corporation, AccuStaff Incorporated, Barrett Business Services Inc., Robert Half International Inc., Kelly Services, Inc., Manpower, Inc., Norrell Corporation and Staff Builders Inc. Career Horizons, Inc., which was included in the Peer Group Index in the proxy statement relating to last year's annual meeting of shareholders, was omitted from this year's Peer Group Index because it was acquired by AccuStaff Incorporated during 1996.

PROPOSAL 2

             AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION

         The shareholders are being asked to adopt an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 20,000,000 to 95,000,000. The Company currently has 20,000,000 authorized shares of Common Stock, of which 12,076,755 shares were issued and outstanding as of March 28, 1997, and 5,000,000 authorized shares of Preferred Stock, no par value (the "Preferred Stock"), none of which has been issued. The Company also currently has reserved 1,200,000 shares for issuance pursuant to the 1995 Equity Participation Plan (of which options with respect to 968,399 shares are currently outstanding), and the Board of Directors has proposed for shareholder approval at the Annual Meeting an amendment to the 1995 Equity Participation Plan to reserve at all times for issuance pursuant to that plan a number of shares equal to 15% of the then outstanding Common Stock. See "Amendment to the Company's 1995 Equity Participation Plan." The Board also has proposed for shareholder approval at the Annual Meeting the 1997 Employee Stock Purchase Plan, under which 500,000 shares of Common Stock would be reserved for issuance. See "Approval of The 1997 Employee Stock Purchase Plan." The proposed amendment to the Certificate of Incorporation would increase by 75,000,000 the number of authorized shares of Common Stock and would not affect the number of authorized shares of Preferred Stock. Adoption of the amendment requires the affirmative vote of a majority of the outstanding shares of Common Stock. If adopted by the shareholders, the proposed amendment will become effective upon filing with the Secretary of State of Delaware of articles of amendment certifying and setting forth the amendment.

         If the amendment to the Certificate of Incorporation is adopted, the Company would have approximately 81,723,245 authorized shares of Common Stock (or approximately 80,611,732 shares, assuming approval of the proposed amendment to the 1995 Equity Participation Plan and approval of the 1997 Employee Stock Purchase Plan) that are neither issued nor reserved for issuance pursuant to stock plans. The Board of Directors believes that it is advisable to have such additional shares of Common Stock authorized in order to provide an added element of flexibility in the Company's capital structure. Although the Company has no present plans for the issuance of additional shares, the Board of Directors of the Company believes that having additional Common Stock available for issuance as the need may arise will enable the Company to take advantage of business opportunities such as acquisitions without the delay and expense of calling a meeting of shareholders to authorize such shares.

         The proposed text of the amendment to the Certificate of Incorporation is set forth in its entirety as Exhibit A attached hereto.

         FOR THE REASONS SET FORTH ABOVE, THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR ADOPTION OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION.


PROPOSAL 3

            AMENDMENT TO THE COMPANY'S 1995 EQUITY PARTICIPATION PLAN

         On February 26, 1997, the Board of Directors, subject to the approval of the shareholders, amended the 1995 Equity Participation Plan (the "1995 Plan") to change the methodology of reserving shares of Common Stock available for issuance under the 1995 Plan. Prior to the amendment, the 1995 Plan simply reserved a fixed number of shares, 1,200,000 shares, for issuance under the plan. The amendment changes the 1995 Plan to provide that at any time and from time to time the number of shares reserved under the plan will equal 15% of the Company's issued and outstanding Common Stock at such time. Based on the outstanding Common Stock as of March 28, 1997, the number of shares reserved under the amended 1995 Plan using this formula would be 1,811,513 shares. The amendment will be effective as of February 26, 1997 if approved by the shareholders. Approval of the amendment requires the affirmative vote of a majority of the outstanding shares present or represented by proxy and entitled to vote at the Annual Meeting.

         The amendment to the 1995 Plan changes the methodology of reserving shares of Common Stock that may be issued under the 1995 Plan by tying the shares reserved at any time to the size of the outstanding share base at that time. The Board of Directors believes this change is needed to permit the 1995 Plan to continue as an important means of attracting, holding and motivating key employees. Without the amendment, the 1995 Plan by its terms would have only 255,691 shares left for issuance as of March 28, 1997, and the Board believes that a change is necessary to allocate more shares to the 1995 Plan. The amendment would have the short-term effect of achieving that goal, and long-term would link further increases to growth in the Company's outstanding share base. The 1995 Plan requires any amendment to increase the number of shares issuable under the 1995 Plan (other than increases triggered by certain anti-dilution provisions of the 1995 Plan) to be approved by the shareholders.

SUMMARY OF THE 1995 PLAN

         The following summary of the 1995 Plan is qualified in its entirety by reference to the text of the 1995 Plan, a copy of which may be obtained, without charge, by written request to the Company, 6302 Fairview Road, Suite 201, Charlotte, North Carolina 28210, Attention: Corporate Secretary.

         The 1995 Plan was adopted to attract and retain officers, key employees, consultants and directors. Prior to the proposed amendment, an aggregate of 1,200,000 shares of Common Stock (or their equivalent in other equity securities), subject to adjustment for stock splits, stock dividends and certain other types of recapitalizations, was authorized for issuance upon exercise of options, stock appreciation rights ("SARs"), and other awards, or as restricted or deferred stock awards under the 1995 Plan. The Compensation Committee administers the 1995 Plan and determines the persons to whom options, SARs, restricted stock and other awards are to be granted and the terms and conditions, including the number of shares and the period of exercisability, thereof; provided, however, that the Board, acting by a majority, generally administers the 1995 Plan with respect to options granted to non-employee directors. Options, SARs, restricted stock and other awards under the 1995 Plan may be granted to individuals who are then officers or other employees of the Company or any of its present or future subsidiaries and who are determined by the Compensation Committee to be key employees. Such awards also may be granted to consultants of the Company selected by the Compensation Committee for participation in the 1995 Plan. Approximately 225 officers and other employees are eligible to participate in the 1995 Plan.

         The 1995 Plan authorizes the grant or issuance of various options and other awards to employees and consultants, and the terms of each such option or award will be set forth in separate agreements. In addition, non-employee directors (including the directors who administer the plan) are eligible to receive non-discretionary grants of non-qualified stock options ("NQSOs") under the 1995 Plan pursuant to a formula. Pursuant to such formula, each of the Company's non-employee directors received in September 1995 a grant of NQSOs to purchase 6,250 shares of the Company's Common Stock at the initial public offering price. Additionally, each non-employee director received or will receive annual grants of options to purchase 3,125 shares of Common Stock in 1996 and 1997 and thereafter an annual grant of options to purchase 1,500 shares, in each case on the date of the Company's shareholders' meeting at which such non-employee director was reelected and with an exercise price equal to the fair market value of the Common Stock on the date of the grant. NQSOs may be granted to an employee or consultant for any term specified by the Compensation Committee and will provide for the right to purchase Common Stock at a specified price which, except with respect to NQSOs intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code, may be less than fair market value on the date of grant (but not less than par value), and may become exercisable (in the discretion of the Compensation Committee) in one or more installments after the grant date. Of the NQSOs granted to non-employee directors, 100% are fully vested and exercisable upon grant, and the term of each such option shall be 10 years, subject to expiration 90 days after the director ceases to serve as a director, except upon the director's retirement in accordance with the Company's retirement policy applicable to directors. Incentive stock options may be granted only to employees and, if granted, will be designed to comply with the provisions of the Code and will be subject to restrictions contained in the Code, including a required exercise price equal to at least 100% of fair market value of Common Stock on the grant date and a 10-year restriction on their term, but may be subsequently modified to disqualify them from treatment as an incentive stock option. SARs may be granted to employees and consultants and may be granted in connection and simultaneously with the grant of an option, with respect to a previously granted option or independent of an option. Participants may receive dividend equivalents representing the value of the dividends per share paid by the Company, calculated with reference to the number of shares covered by the stock options, SARs or performance awards held by the participant. Performance awards may be granted by the Compensation Committee to employees and consultants and may include bonus or "phantom" stock awards that provide for payments based upon increases in the price of the Company's Common Stock over a predetermined period. Restricted stock may be sold to employees and consultants at various prices (but not below par value) and made subject to such restrictions as may be determined by the Compensation Committee. Deferred stock may be awarded to employees and consultants, typically without payment of consideration, but subject to vesting conditions based on continued employment or on performance criteria established by the Compensation Committee. Whereas purchasers of restricted stock will have voting rights and will receive dividends prior to the time when the restrictions lapse, recipients of deferred stock generally will have no voting or dividend rights prior to the time when vesting conditions are satisfied. Stock awards may be made to employees and consultants and the number of shares shall be determined by the Compensation Committee and may be based upon the fair market value, book value, net profits or other measure of the value of Common Stock or other specific performance criteria.

         The exercise or purchase price for all options, SARs, restricted stock and other rights to acquire Common Stock, together with any applicable tax required to be withheld, may be paid in cash or at the discretion of the Compensation Committee (or the Board, in the case of NQSOs granted to non-employee directors), in shares of Common Stock owned by the optionee (or issuable upon exercise of the option) or in other lawful consideration, including services rendered.

         The dates on which options or other awards under the 1995 Plan first become exercisable and on which they expire will be set forth in individual stock options or other agreements setting forth the terms of the awards. Such agreements generally will provide that options and other awards expire upon termination of the optionee's status as an employee or consultant, although the Committee may provide that such options continue to be exercisable following a termination without cause, or following a change in control of the Company, or because of the grantee's retirement, death, disability or otherwise. Similarly, restricted stock granted under the 1995 Plan which has not vested generally will be subject to repurchase by the Company in the event of the grantee's termination of employment or consultancy, although the Committee may make exceptions, based on the reason for termination or on other factors, in the terms of an individual restricted stock agreement.

         No restricted stock, deferred stock, option, SAR or other right to acquire Common Stock granted under the 1995 Plan may be assigned or transferred by the grantee, except by will or the laws of intestate succession, although such shares or the shares underlying such rights may be transferred if all applicable restrictions have lapsed. During the lifetime of the holder of any option or right, the option or right may be exercised only by the holder.

         The shares subject to stock options, SARs or other awards which have terminated or lapsed unexercised or which have been canceled upon grant of a new option, SAR or other award, and shares which are withheld by the Company upon the exercise of stock options or other awards in payment of the exercise price thereof, will continue to be available for issuance under the 1995 Plan.

         The Compensation Committee has the right to accelerate, in whole or in part, from time to time, conditionally or unconditionally, the right to exercise any option or other award granted under the 1995 Plan other than NQSOs granted to non- employee directors.

         All amendments of the 1995 Plan to increase the number of shares as to which options, SARs, restricted stock and other awards may be granted (except for adjustments resulting from stock splits and the like) require the approval of the Company's shareholders. The 1995 Plan generally may be amended, modified, suspended or terminated by the Compensation Committee, unless such action would otherwise require shareholder approval as a matter of applicable law, regulation or rule. Amendments of the 1995 Plan will not, without the consent of the participant, affect such person's rights under an award previously granted, unless the award itself otherwise expressly so provides. The 1995 Plan terminates 10 years from the date it was adopted by the Company's Board of Directors.

         Federal Income Tax Consequences. Certain tax consequences of the 1995 Plan under current federal law are summarized in the following discussion, which deals with the general tax principles applicable to the 1995 Plan and is intended for general information only. Alternative minimum tax and state and local income taxes are not discussed, and may vary depending on individual circumstances and from locality to locality.

         For Federal income tax purposes, the recipient of NQSOs granted under the 1995 Plan will not have taxable income upon the grant of the option, nor will the Company then be entitled to any deduction. Generally, upon exercise of NQSOs the optionee will realize ordinary income, and the Company will be entitled to a deduction, in an amount equal to the difference between the option exercise price and the fair market value of the stock at the date of exercise. An optionee's basis for the stock for purposes of determining his gain or loss on his subsequent disposition of the shares generally will be the fair market value of the stock on the date of exercise of the NQSO. There is no taxable income to an employee when an ISO is granted to him or when that option is exercised; however, the amount by which the fair market value of the shares at the time of exercise exceeds the option price will be an "item of tax preference" for the optionee. Gain realized by an optionee upon sale of stock issued on exercise of an ISO is taxable at capital gains rates, and no tax deduction is available to the Company, unless the optionee disposes of the shares within two years after the date of grant of the option or within one year of the date the shares were transferred to the optionee. In such event the difference between the option exercise price and the fair market value of the shares on the date of the option's exercise will be taxed at ordinary income rates, and the Company will be entitled to a deduction to the extent the employee must recognize ordinary income. An ISO exercised more than three months after an optionee's retirement from employment, other than by reason of death or disability, will be taxed as an NQSO, with the optionee deemed to have received income upon such exercise taxable at ordinary income rates. The Company will be entitled to a tax deduction equal to the ordinary income, if any, realized by the optionee. No taxable income is realized upon the receipt of an SAR, but upon exercise of the SAR the fair market value of the shares (or cash in lieu of shares) received must be treated as compensation taxable as ordinary income to the recipient in the year of such exercise. The Company will be entitled to a deduction for compensation paid in the same amount which the recipient realized as ordinary income. An employee or consultant to whom restricted or deferred stock is issued will not have taxable income upon issuance and the Company will not then be entitled to a deduction, unless in the case of restricted stock an election is made under Section 83(b) of the Code. However, when restrictions on shares of restricted stock lapse, such that the shares are no longer subject to repurchase by the Company, the employee will realize ordinary income and the Company will be entitled to a deduction in an amount equal to the fair market value of the shares at the date such restrictions lapse, less the purchase price therefor. Similarly, when deferred stock vests and is issued to the employee or consultant, the employee or consultant will realize ordinary income and the Company will be entitled to a deduction in an amount equal to the fair market value of the shares at the date of issuance. If an election is made under
Section 83(b) with respect to restricted stock, the employee will realize ordinary income at the date of issuance equal to the difference between the fair market value of the shares at that date less the purchase price therefor and the Company will be entitled to a deduction in the same amount. The Code does not permit a Section 83(b) election to be made with respect to deferred stock.

         Under Section 162(m) of the Code, income tax deductions of publicly-traded companies may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits) for certain executive officers exceeds $1 million (less the amount of any "excess parachute payments" as defined in Section 280G of the Code) in any one year. However, under Section 162(m), the deduction limit does not apply to certain "performance-based" compensation established by a compensation committee of outside directors and adequately disclosed to, and approved by, shareholders. In particular, stock options and SARs will satisfy the performance-based exception if the awards are made by a qualifying compensation committee, the plan sets the maximum number of shares that can be granted to any particular employee within a specified period and the compensation is based solely on an increase in the stock price after the grant date (i.e. the option exercise price is equal to or greater than the fair market value of the stock subject to the award on the grant date).

         The table below sets forth certain information concerning grants under the 1995 Plan during the fiscal year ended December 29, 1996 to (i) each officer of the Company named in the Summary Compensation Table, (ii) all current executive officers of the Company as a group, (iii) all non-employee directors as a group and (iv) all employees other than the current executive officers as a group.

                                  PLAN BENEFITS
                      UNDER 1995 EQUITY PARTICIPATION PLAN

NAME AND POSITION                                               DOLLAR VALUE (1)       NUMBER OF UNITS (#)(2)
-----------------                                               ----------------       ----------------------

Edward P. Drudge, Jr......................................          $151,800                    220,000
Chairman and Chief Executive Officer

Peter R. Sollenne.........................................                --                     20,000
  President-Commercial Staffing Division

Gene C. Wilson............................................             6,900                     10,000
  Senior Vice President

Rosemary Payne-Harris.....................................             6,900                     10,000
Senior Vice President

All current executive officers as a group (5 persons).....           209,400                    260,000

All non-employee directors as a group (4 persons).........            39,125                     12,500

All employees other than current executive officers
  as a group (182 persons)................................            13,800                    148,148


------------------------------

(1) Dollar value is based on the difference between grant prices of stock options and $25.63, the closing price of the Company's Common Stock on March 10, 1997.

(2) All amounts shown are awards of options to purchase Common Stock. Except for options granted to non-employee directors, which vested 100% on the date of grant, these options are currently 20% vested, and will continue vesting an additional 20% on each successive anniversary of the grant date through the year 2000.

         The proposed text of the amendment to the 1995 Plan is set forth in its entirety as Exhibit B attached hereto.

         FOR THE REASONS SET FORTH ABOVE, THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE 1995 PLAN.

PROPOSAL 4

                APPROVAL OF THE 1997 EMPLOYEE STOCK PURCHASE PLAN

         On February 26, 1997, the Board of Directors of the Company adopted the 1997 Employee Stock Purchase Plan (the "Stock Purchase Plan"), effective July 1, 1997, for the purpose of encouraging employee participation in the ownership of the Company by offering eligible employees of the Company and its subsidiaries an opportunity to purchase Common Stock of the Company at a discount through payroll deductions. The Board of Directors believes that employee participation in ownership is to the combined benefit of the employee, the Company, its subsidiaries and the Company's shareholders. Accordingly, the Board of Directors unanimously adopted, and proposes that the shareholders approve, the Stock Purchase Plan. Shareholder approval is required to qualify the Stock Purchase Plan for treatment as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code, and the Stock Purchase Plan will not be effective unless shareholder approval is obtained.

         The Stock Purchase Plan is set forth as Exhibit C attached hereto and the description of the Stock Purchase Plan contained herein is qualified in its entirety by reference to such Exhibit C.

         Under the Stock Purchase Plan, eligible employees of the Company and its subsidiaries may participate by electing to have payroll deductions made in an amount of not less than 1% nor more than 7% of the employee's compensation, provided that the Market Value (defined generally as the last reported sales price of the Common Stock on a specified date) of Common Stock (determined at the beginning of each "three-month Purchase Period") purchased in any year may not exceed $25,000. All employees who meet specified criteria for hours worked and months worked within a calendar year will be eligible to participate upon completion of 180 days of continuing employment. However, any beneficial owner of 5% or more of the Common Stock shall not be eligible to participate.

         Eligible employees may elect to participate by delivering a completed purchase agreement prior to the beginning of each Purchase Period. At the end of each Purchase Period, each participant's payroll deductions are applied to acquire Common Stock at a price equal to 85% of the Market Value of the Common Stock on either the first day or the last day of the Purchase Period, whichever is lower (the "Exercise Price"). Shares acquired under the Stock Purchase Plan may not, except in the case of death or disability, be sold or otherwise disposed of for at least six months after the last day of the Purchase Period in which such shares were acquired.

         Employees may voluntarily withdraw from participation in the Stock Purchase Plan by notifying the Company at such time in advance as the Compensation Committee shall determine. An employee's participation shall cease upon termination of employment for any reason, or otherwise if such employee no longer qualifies as an eligible employee. Upon any withdrawal from participation, all payroll deductions not applied to purchase Common Stock will be returned to the employee (except in the case of certain inactive employees who are awaiting assignment).

         The number of shares of Common Stock reserved for purchase under the Stock Purchase Plan is 500,000. Except pursuant to an adjustment as a result of a change in the Company's capital structure, the number of shares of Common Stock reserved for purchase under the Stock Purchase Plan will not be decreased as a result of a decrease in the number of shares outstanding. Such reserved shares may be made available by the Company from either authorized and unissued shares or treasury shares.

         The Stock Purchase Plan will be administered by the Compensation Committee, which will have the authority to make, adopt, construe and enforce rules not inconsistent with the Stock Purchase Plan, to interpret the Stock Purchase Plan, and to prescribe the contents of all forms and documents required in connection with the Plan. The Stock Purchase Plan may be amended in any respect at any time by the Board of Directors, except that where shareholder approval is necessary or desirable to comply with applicable law, in which case such amendment shall be conditioned on such approval. The Stock Purchase Plan may be terminated at any time by the Board of Directors.

FEDERAL INCOME TAX CONSIDERATIONS

         The Stock Purchase Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code, and it is intended to comply with the provisions of Sections 421 and 424 of the Code as well.

         Under the Code as currently in effect, there are no federal income tax consequences in connection with the acquisition of Common Stock pursuant to the Stock Purchase Plan until the year in which the participant sells or otherwise disposes of the shares, or, if earlier, the year in which the participant dies. However, social security (FICA) taxes are applicable on the last day of each Purchase Period (the "Exercise Date") on the amount by which purchase price is discounted from the fair market value of the shares. If the shares are sold or otherwise disposed of prior to a participant's death, then the income tax consequences will depend upon whether or not the shares are sold within two years after the first business day of the applicable three-month period in which such shares were purchased (the "Offering Date").

         If the shares are sold or disposed of more than two years after the applicable Offering Date, then the participant will recognize ordinary income in an amount equal to the lesser of (i) 15% of the fair market value of the shares on the applicable Offering Date or (ii) the amount by which the fair market value of the shares at the time of such sale or disposition exceeds the amount paid for the shares, and the Company will not be entitled to any income tax deduction. If the shares are sold or otherwise disposed of within two years after the applicable Offering Date, a participant will generally recognize ordinary income in the amount by which the fair market value of the shares on the applicable Exercise Date exceeds the amount paid for the shares, and the Company will be entitled to a corresponding income tax deduction.

         In the event of the death of a participant prior to a sale or other disposition of the shares (whether or not within two years after the applicable Offering Date), a participant will be subject to ordinary income tax in an amount equal to the lesser of (i) 15% of the fair market value of the shares on the applicable Offering Date, or (ii) the amount, if any, by which the fair market value of the shares as of the date of death exceeds the amount actually paid for the shares.

         In any case, the participant may also have a capital gain or loss (long-term or short-term depending upon the length of time the shares were held) in an amount equal to the difference between the amount realized upon the sale and the participant's adjusted tax basis in the shares (the amount paid for the shares plus the amount of ordinary income which the participant must recognize at the time of the sale or other disposition).

         The affirmative vote of a majority of the outstanding shares of Common Stock present in person or represented by Proxy at the Annual Meeting and entitled to vote is required to approve the adoption of the Stock Purchase Plan.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE ADOPTION OF THE 1997 EMPLOYEE STOCK PURCHASE PLAN.

PROPOSAL 5

           RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors, on the recommendation of the Company's Audit Committee, has selected Price Waterhouse LLP ("Price Waterhouse") as of March 17, 1997 as the Company's independent public accountants for the year ending December 28, 1997. One or more representatives of Price Waterhouse LLP will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions from shareholders. The Company has been advised by Price Waterhouse LLP that the firm did not have any direct financial interest or any material interest in the Company and its subsidiaries during the Company's most recent fiscal year.

         As the result of hiring a new Chief Financial Officer, Mr. James Hunt, who has a family relationship with a partner in the Greensboro, North Carolina office of Arthur Andersen LLP ("Arthur Andersen"), which had served as the Company's independent public accountants since 1995, the Company received a letter from Arthur Andersen dated March 17, 1997 indicating that it would decline to stand for reappointment as the Company's independent public accountants for the current fiscal year.

         The reports of Arthur Andersen on the Company's financial statements for the fiscal years ended December 31, 1995 and December 29, 1996 contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         In connection with the audits of the Company's financial statements for each of the fiscal years ended December 31, 1995 and December 29, 1996, there were no disagreements with Arthur Andersen on matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures which, if not resolved to the satisfaction of Arthur Andersen, would have caused Arthur Andersen to make reference to such matter in its report.

         The Company has furnished Arthur Andersen with a copy of the disclosures in the three preceding paragraphs and, in response thereto, Arthur Andersen has furnished the Company with a letter dated March 21, 1997, addressed to the Securities and Exchange Commission, indicating no disagreement with the foregoing statements.

         One or more representatives of Arthur Andersen will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions from Shareholders.

         Approval of the proposal to ratify the selection of Price Waterhouse requires the affirmative vote of a majority of the outstanding shares of Common Stock present in person or represented by proxy at the annual meeting and entitled to vote. Should the Shareholders vote negatively, the Board of Directors will consider a change in independent public accountants for the next fiscal year.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY THE SELECTION OF PRICE WATERHOUSE LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 28, 1997.

                PROPOSALS FOR 1998 ANNUAL MEETING OF SHAREHOLDERS

         Shareholders who intend to present proposals for consideration at next year's annual meeting are advised that any such proposal must be received by the Secretary of the Company no later than the close of business on December 11, 1997 if such proposal is to be considered for inclusion in the proxy statement and proxy appointment form relating to that meeting.


                                 OTHER BUSINESS

         The Board knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote proxies as in their discretion they may deem appropriate, unless they are directed by a proxy to do otherwise.

                                    EXHIBIT A

             PROPOSED AMENDMENT TO THE CERTIFICATE OF INCORPORATION


         Paragraph (a) of Article IV of the Company's Restated Certificate of Incorporation shall be amended and restated in its entirety by deleting the current text of such paragraph (a) of Article IV and replacing it with the following:

                  "(a) The Corporation is authorized to issue two classes of shares to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares which the Corporation shall have authority to issue is One Hundred Million (100,000,000) shares, and the aggregate par value of all such shares which are to have a par value is One Million (1,000,000). The total number of shares of Preferred Stock which the Corporation shall have authority to issue is Five Million (5,000,000) shares, and the par value of each share of Preferred Stock is One Cent ($0.01). The total number of shares of Common Stock which the Corporation shall have the authority to issue is Ninety-Five Million (95,000,000) shares, and the par value of each share of Common Stock is One Cent ($0.01)."

                                    EXHIBIT B

              PROPOSED AMENDMENT TO 1995 EQUITY PARTICIPATION PLAN


         The second sentence of Section 2.1(a) of the 1995 Equity Participation Plan is hereby amended and restated in its entirety by deleting the current text of such sentence and replacing it with the following:

                  "The aggregate number of such shares which may be issued upon exercise of such options or rights upon any such awards under the Plan shall not exceed 15% of the then issued and outstanding Common Stock of the Company, and the number of shares reserved for issuance under the Plan shall automatically be adjusted from time to time to an amount equal to 15% of the Common Stock then issued and outstanding."

                                    EXHIBIT C

                        PERSONNEL GROUP OF AMERICA, INC.

                          EMPLOYEE STOCK PURCHASE PLAN

                                    ARTICLE I

                                  INTRODUCTION

Sec. 1.01 Statement of Purpose. The purpose of the Personnel Group of America, Inc. Employee Stock Purchase Plan is to provide eligible employees of the Company and its Subsidiaries, who wish to become stockholders, an opportunity to purchase common stock of the Company. The Board of Directors of the Company believes that employee participation in ownership will be to the mutual benefit of both the employees and the Company.

Sec. 1.02 Internal Revenue Code Considerations. The Plan is intended to constitute an "employee stock purchase plan" within the meaning of section 423 of the Internal Revenue Code of 1986, as amended.

                                   ARTICLE II

                                   DEFINITIONS

Sec. 2.01 "Board" means the Board of Directors of the Company.

Sec. 2.02 "Code" means the Internal Revenue Code of 1986, as amended.

Sec. 2.03 "Company" means Personnel Group of America, Inc., a Delaware corporation.

Sec. 2.04 "Compensation" means the total remuneration paid, during the period of reference, to an Employee by the Company or a Subsidiary, including regular salary or wages, overtime payments, bonuses, commissions and vacation pay, to which has been added (a) any elective deferral amounts by which the Employee has had his current remuneration reduced for the purposes of funding a contribution to any plan sponsored by the Company and satisfying the requirements of section 401(k) of the Code, and (b) any amounts by which the Employee's compensation has been reduced pursuant to a compensation reduction agreement between the Employee and the Company for the purpose of funding benefits through any cafeteria plan sponsored by the Company meeting the requirements of section 125 of the Code. There shall be excluded from "Compensation" for the purposes of the Plan, whether or not reportable as income by the Employee, expense reimbursements of all types, payments in lieu of expenses, the Company contributions to any qualified retirement plan or other program of deferred compensation (except as provided above), the Company contributions to Social Security or worker's compensation, the costs paid by the Company in connection with fringe benefits and relocation, including gross-ups, and any amounts accrued for the benefit of Employee, but not paid, during the period of reference.

Sec. 2.05 "Compensation Committee" means the Compensation Committee of the
Board.

Sec. 2.06 "Continuous Service" means the period of time during which the Employee has been employed by the Company or a Subsidiary and during which there has been no interruption of Employee's employment by the Company. For this purpose, periods during which an Employee is on Temporary Inactive Status shall not be considered to be interruptions of Continuous Service. If determined by the Compensation Committee, periods of service with an entity prior to its becoming a Subsidiary shall be taken into account.

Sec. 2.07 "Effective Date" shall mean July 1, 1997 if, within 12 months of that date, the Plan is or has been approved at a meeting of the stockholders of the Company by the affirmative vote of the holders of the majority of the outstanding Stock of the Company.

Sec. 2.08 "Eligible Employee" means each person who:

         (a) is an Employee whose customary employment is for more than 20 hours per week and more than 5 months in any calendar year;

         (b) is an Employee on the Effective Date, or otherwise has completed at least 180 days of Continuous Service; and

         (c) is not deemed for purposes of section 423 (b) (3) of the Code to own capital stock possessing 5% or more of the total combined voting power or value of all classes of capital stock of the Company.

Sec. 2.09 "Employee" means each person employed by the Company or a Subsidiary.

Sec. 2.10 "Exercise Date" means the last day of each Purchase Period.

Sec. 2.11 "Market Value" means, with respect to Stock, the fair market value of such Stock, determined by such methods or procedures as shall be established from time to time by the Compensation Committee; provided, however, that if the Stock is listed on a national securities exchange or quoted in an interdealer quotation system, the Market Value of such Stock on a given date shall be based upon the last sales price or, if unavailable, the average of the closing bid and asked prices per share of the Stock on such date (or, if there was no trading or quotation in the Stock on such date, on the next preceding date on which there was trading or quotation) as provided by one of such organizations.

Sec. 2.12 "Offering" means the offering of shares of Stock under the Plan.

Sec. 2.13 "Offering Date" means the first business day of each July, October, January and April during which the Plan is in effect, or such dates as may otherwise be specified by the Compensation Committee.

Sec. 2.14 "Participant" means each Eligible Employee who elects to participate in the Plan.

Sec. 2.15 "Plan" means the Personnel Group of America, Inc. Employee Stock Purchase Plan, as the same is set forth herein and as may hereafter be amended.

Sec. 2.16 "Purchase Agreement" means the document prescribed by the Compensation Committee pursuant to which an Eligible Employee has enrolled to be a Participant.

Sec. 2.17 "Purchase Period" means the period beginning on an Offering Date and ending on the business day preceding the next following Offering Date.

Sec. 2.18 "Purchase Price" means such term as it is defined in Section 4.03 hereof.

Sec. 2.19 "Stock" means the common stock, $.01 par value, of the Company.

Sec. 2.20 "Stock Purchase Account" means a noninterest bearing account consisting of all amounts withheld from an Employee's Compensation (or otherwise paid into the Plan) for the purpose of purchasing shares of Stock for such employee under the Plan, reduced by all amounts applied to the purchase of Stock for such Employee under the Plan.

Sec. 2.21 "Subsidiary" shall mean a corporation described in section 424(f) of the Code that has, with the permission of the Board, adopted the Plan.

Sec. 2.22 "Temporary Inactive Status" shall describe the status of a former hourly Employee whose employment was terminated upon completion of an assignment for the Company or a Subsidiary, for so long as such former Employee (i) remains available for future assignments with the Company or a Subsidiary, (ii) has not, directly or indirectly, accepted an assignment from or a position with an entity unaffiliated with the Company and its Subsidiaries, and (iii) otherwise remains in good standing with the Company and its Subsidiaries.

                                   ARTICLE III

                           ADMISSION TO PARTICIPATION

Sec. 3.01 Initial Participation. Any Eligible Employee may elect to be a Participant and may become a Participant by executing and filing with the Compensation Committee a Purchase Agreement at such time in advance and on such forms as prescribed by the Compensation Committee. The effective date of an Eligible Employee's participation shall be the Offering Date next following the date on which the Compensation Committee receives from the Eligible Employee a properly executed and timely filed Purchase Agreement. Participation in the Plan will continue automatically from one Purchase Period to another unless notice to the contrary is given pursuant to Section 3.02.

Sec. 3.02 Voluntary Discontinuance of Participation. Any Participant may voluntarily withdraw from the Plan by filing a Notice of Withdrawal with the Compensation Committee at such time in advance as the Compensation Committee may specify. Upon such withdrawal, there shall be paid to the Participant the amount, if any, standing to his credit in his Stock Purchase Account.

Sec. 3.03 Involuntary Discontinuance of Participation. If a Participant ceases to be an Eligible Employee, the entire amount, if any, standing to the Participant's credit in his Stock Purchase Account shall be refunded to him. Notwithstanding the foregoing, should a Participant cease to be an Eligible Employee by reason of acquiring Temporary Inactive Status, such Participant may continue to participate through the end of the Purchase Period during which such status was acquired with respect to payroll deductions attributable to the portion of the Purchase Period prior to the time such status was acquired.

Sec. 3.04 Readmission to Participation. Any Eligible Employee who has previously been a Participant, who has discontinued participation, and who wishes to be reinstated as a Participant may again become a Participant for any subsequent Purchase Period by executing and filing with the Compensation Committee, at such time in advance as the Compensation Committee shall determine, a new Purchase Agreement on forms provided by the Compensation Committee. Reinstatement to Participant status shall be effective no earlier than the Offering Date that occurs six months following the Exercise Date for the Purchase Period in which the Eligible Employee discontinued participation.

                                   ARTICLE IV

                                 STOCK PURCHASE

Sec. 4.01 Reservation of Shares. There shall be 500,000 shares of Stock reserved for the Plan, subject to adjustment in accordance with the antidilution provisions hereinafter set forth. Except as provided in Section 5.02 hereof, the aggregate number of shares that may be purchased under the Plan shall not exceed the number of shares reserved for the Plan.

Sec. 4.02 Limitation on Shares Available. The maximum number of shares of Stock that may be purchased for each Participant on an Exercise Date is the lower of
(a) the number of shares of Stock that can be purchased by applying the full balance of his Stock Purchase Account to such purchase of shares at the Price (as hereinafter determined), or (b) the Participant's proportionate part of the maximum number of whole shares of Stock available within the limitation established by the maximum aggregate number of such shares reserved for the Plan, as stated in Section 4.01 hereof. Notwithstanding the foregoing, if any person entitled to purchase shares pursuant to any offering hereunder would be deemed for the purposes of section 423(b) (3) of the Code to own stock (including any number of shares that such person would be entitled to purchase hereunder) possessing 5% or more of the total combined voting power or value of all classes of capital stock of Company, the maximum number of shares that such person shall be entitled to purchase pursuant to the Plan shall be reduced to that number which, when added to the number of shares of Stock that such person is so deemed to own (excluding any number of shares that such person would be entitled to purchase hereunder), is one less than such 5%. Any portion of a Participant's Stock Purchase Account that cannot be applied by reason of the foregoing limitation shall remain in the Participant's Stock Purchase Account for application to the purchase of Stock on the next Offering Date (unless withdrawn before that Offering Date).

Sec. 4.03 Purchase Price of Shares. The Purchase Price per share of the Stock sold to Participants pursuant to any Offering shall be the sum of (a) 85% of the Market Value of such share on the Offering Date on which such Offering commences or on the Exercise Date on which such Offering expires, whichever is lower, and
(b) any transfer, excise or similar tax imposed on the transaction pursuant to which such share of Stock is purchased. If the Exercise Date with respect to the purchase of Stock is a day on which the Stock is selling ex-dividend but is on or before the record date for such dividend, then for Plan purposes the Purchase Price per share will be increased by an amount equal to the dividend per share. In no event shall the Purchase Price be less than the par value of the Stock.

Sec. 4.04 Exercise of Purchase Privilege.

         (a) Subject to the provisions of Section 4.02 above, if on the date of the last paycheck of a Participant issued prior to any Exercise Date there is a bank credit in the Participant's Stock Purchase Account, there shall be purchased for the Participant at the Purchase Price of the Purchase Period that expires on such Exercise Date the largest number of whole shares of Stock as can be purchased with the entire amount standing to the Participant's credit in his Stock Purchase Account on such paycheck issue date. Each such purchase shall be deemed to have occurred on the Exercise Date occurring at the close of the Offering for which the purchase was made.

         (b) Any amount remaining in the Stock Purchase Account on the Exercise Date after the purchase of the maximum number of whole shares shall remain in the Stock Purchase Account to the credit of the Participant and be applied to purchase additional shares of Stock on subsequent Exercise Dates.

         (c) Notwithstanding anything contained herein to the contrary, a Participant may not during any calendar year purchase shares of Stock having an aggregate Market Value, determined at the time of each Offering Date during such calendar year, of more than $25,000.

Sec. 4.05 Establishment of Stock Purchase Account. Each Participant shall authorize payroll deductions from Compensation for the purposes of funding his Stock Purchase Account. In the Purchase Agreement, each Participant shall authorize a deduction from each payment of his Compensation during a Purchase Period, which deduction shall be not less than 1% nor more than 7% of the gross amount of such payment, subject to Section 4.04 (c). Subject to Section 3.02, a Participant may not reduce or increase his payroll deduction rate during any Purchase Period. However, a Participant may change the deduction to any permissible level for any subsequent Offering by filing notice thereof at such time preceding the Offering Date on which such subsequent Offering commences as the Compensation Committee shall determine.

Sec. 4.06 Payment for Stock. The Purchase Price for all shares of Stock purchased by a Participant under the Plan shall be paid out of the Participant's Stock Purchase Account. As of each Exercise Date, the entire amount standing to the credit of each Participant in his Stock Purchase Account on the date of the last paycheck issued to the Participant prior to the Exercise Date in the Purchase Period that expires on such Exercise Date shall be charged with the aggregate Purchase Price of the shares of Stock purchased by such Participant on the Exercise Date. No interest shall be paid or payable with respect to any amount held in the Participant's Stock Purchase Account.

Sec. 4.07 Share Ownership; Issuance of Certificates.

         (a) The shares purchased by a Participant on an Exercise Date shall, for all purposes, be deemed to have been issued and/or sold at the close of business on such Exercise Date. Prior to that time, none of the rights or privileges of a stockholder of the Company shall inure to the Participant with respect to such shares. All the shares of Stock purchased under the Plan shall be delivered by the Company in a manner as determined by the Compensation Committee.

         (b) The Compensation Committee, in its sole discretion, may determine that the shares of Stock shall be delivered by the Company (i) by issuing and delivering to the Participant a certificate for the number of whole shares of Stock purchased by such Participant on an Exercise Date or during a calendar year, or (ii) by issuing and delivering a certificate or certificates for the number of shares of Stock purchased by all Participants on an Exercise Date or during a calendar year to a member firm of the New York Stock Exchange which is also a member of the National Association of Securities Dealers, as selected by the Compensation Committee from time to time, which shares shall be maintained by such member firm in separate brokerage accounts of each participant, or (iii) by issuing and delivering a certificate or certificates for the number of shares of Stock purchased by all Participants on an Exercise Date or during the calendar year to a bank or trust company or affiliate thereof, as selected by the Compensation Committee from time to time, which shares shall be maintained by such bank or trust company or affiliate in separate accounts for each Participant or, if he designates on his Stock Purchase Agreement, in his name jointly with his spouse, with right of survivorship. A Participant who is a resident of a jurisdiction that does not recognize such joint tenancy may have a certificate or account in his name as tenant in common with his spouse, without right of survivorship. Such designation may be changed by filing a notice thereof signed by the Participant and his spouse. Such spouse shall be bound by all of the terms and conditions of the Plan as if such spouse were a Participant.

Sec. 4.08 Restrictions on Resale. Stock acquired under the Plan may not be sold or otherwise disposed of for at least six months after the Exercise Date on which the shares were acquired, except in the case of death or disability. Any Stock certificates delivered to a Participant prior to the expiration of such six-month period shall contain a legend to reflect such restriction.

                                    ARTICLE V

                               SPECIAL ADJUSTMENTS

Sec. 5.01 Shares Unavailable. If, on any Exercise Date, the aggregate funds available for the purchase of Stock would purchase a number of shares in excess of the number of shares then available for purchase under the Plan, the following events shall occur:

         (a) The number of shares that would otherwise be purchased by each Participant shall be proportionately reduced on the Exercise Date in order to eliminate such excess;

         (b) The Plan shall automatically terminate immediately after the Exercise Date as of which the supply of available shares is exhausted; and

         (c) Any amount remaining in the Stock Purchase Account of each of the Participants shall be repaid to such Participants.

Sec. 5.02 Antidilution Provisions. The aggregate number of shares of Stock reserved for purchase under the Plan, as hereinabove provided, and the calculation of the Purchase Price per share may be appropriately adjusted to reflect any increase or decease in the number of issued shares of Stock resulting from a subdivision or consolidation of shares or other capital adjustment, or the payment of a stock dividend, or other increase or decrease in such shares, if effected without receipt of consideration by the Company. Any such adjustment shall be made by the Compensation Committee acting with the consent of, and subject to the approval of, the Board.

Sec. 5.03 Effect of Certain Transactions. Subject to any required action by the stockholders, if the Company shall be the surviving or resulting corporation in any merger or consolidation, or if the Company shall be merged for the purpose of changing the jurisdiction of its incorporation, any Offering hereunder shall pertain to and apply to the shares of stock of the Company or the survivor. However, in the event of a dissolution or liquidation of the Company, or of a merger or consolidation in which the Company is not the surviving or resulting corporation, the Plan and any Offering hereunder shall terminate upon the effective date of such dissolution, liquidation, merger or consolidation, and the balance then standing to the credit of each Participant in his Stock Purchase Account shall be returned to him.

                                   ARTICLE VI

                                  MISCELLANEOUS

Sec. 6.01 Nonalienation. The right to purchase shares of Stock under the Plan is personal to the Participant, is exercisable only by the Participant during his lifetime except as hereinafter set forth, and may not be assigned or otherwise transferred by the Participant. Notwithstanding the foregoing, there shall be delivered to the executor, administrator or other personal representative of a deceased Participant such shares of Stock and such residual balance as may remain in the Participant's Stock Purchase Account as of the date the Participant's death occurs. However, such representative shall be bound by the terms and conditions of the Plan as if such representative were a Participant.

Sec. 6.02 Administrative Costs. The Company shall pay all Administrative expenses associated with the operation of the Plan. No Administrative charges shall be levied against the Stock Purchase Accounts of the Participants.

Sec. 6.03 Collection of Taxes. The Company shall be entitled to require any Participant to remit, through payroll withholding or otherwise, any tax that it determines it is so obligated to collect with respect to the issuance of Stock hereunder, or the subsequent sale or disposition of such Stock, and the Compensation Committee shall institute such mechanisms as shall insure the collection of such taxes.

Sec. 6.04 Compensation Committee. The Compensation Committee shall have the authority and power to administer the Plan and to make, adopt, construe and enforce rules and regulations not inconsistent with the provisions of the Plan. The Compensation Committee shall adopt and prescribe the contents of all forms required in connection with the administration of the Plan, including, but not limited to the Purchase Agreement, payroll withholding authorizations, withdrawal documents and all other notices required hereunder. The Compensation Committee shall have the fullest discretion permissible under law in the discharge of its duties. The Compensation Committee's interpretations and decisions in respect of the Plan, the rules and regulations pursuant to which it is operated, and the rights of Participants hereunder shall be final and conclusive.

Sec. 6.05 Amendment of the Plan. The Board may amend the Plan without the consent of stockholders or Participants, except that any such action shall be subject to the approval of the Company's stockholders at or before the next annual meeting of stockholders for which the record date is after such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to stockholders for approval; provided, however, that, without the consent of an affected Participant, no such action may materially impair the rights of such Participant under any award theretofore granted to him.

Sec. 6.06 Termination of the Plan. The Plan shall continue in effect unless terminated pursuant to action by the Board, which shall have the right to terminate the Plan at any time without prior notice to any Participant and without liability to any Participant. Upon the termination of the Plan, the balance, if any, then standing to the credit of each Participant in his Stock Purchase Account shall be refunded to him.

Sec. 6.07 Repurchase of Stock. The Company shall not be required to purchase or repurchase from any Participant any of the shares of Stock that the Participant acquired under the Plan.

Sec. 6.08 Notice. A Purchase Agreement and any notice that a Participant files pursuant to the Plan shall be on the form prescribed by the Compensation Committee and shall be effective only when received by the Compensation Committee.

Sec. 6.09 Government Regulation. The Company's obligation to sell and to deliver the Stock under the Plan is at all times subject to all approvals of any governmental authority required in connection with the authorization, issuance, sale or delivery of such Stock.

Sec. 6.10 Headings, Captions, Gender. The headings and captions herein are for convenience of reference only and shall not be considered as part of the text. The masculine shall include the feminine, and vice versa.

Sec. 6.11 Severability of Provisions; Prevailing Law. The provisions of the Plan shall be deemed severable. In the event any such provision is determined to be unlawful or unenforceable by a court of competent jurisdiction or by reason of a change in an applicable statute, the Plan shall continue to exist as though such provision had never been included therein (or, in the case of a change in an applicable statute, had been deleted as of the date of such change). The Plan shall be governed by the laws of the State of Delaware, to the extent such laws are not in conflict with, or superseded by, federal law.

                                                        APPENDIX A

                                 [DETACH HERE]


PROXY

                        PERSONNEL GROUP OF AMERICA, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 21, 1997
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


  The undersigned hereby appoints Edward P. Drudge, Jr. and Ken R. Bramlett, Jr. as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all the shares of common stock of Personnel Group of America, Inc. (the "Company") held of record by the undersigned on March 28, 1997, at the annual meeting of shareholders to be held on May 21, 1997 or any adjournment thereof.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE
                               [See reverse side]

-----------------------------------------------------------------------------
                                  detach here

[X] Please mark votes as in this example.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH PROPOSAL, AND THIS PROXY WILL BE VOTED FOR EACH PROPOSAL AND FOR THE ELECTION OF THE DIRECTOR NOMINEES NAMED HEREIN UNLESS THE SHAREHOLDER DIRECTS OTHERWISE, IN WHICH CASE IT WILL BE VOTED AS DIRECTED.

1.  ELECTION OF DIRECTORS:

        NOMINEES:  Kevin P. Egan, J. Roger King
                   FOR [ ]      WITHHELD [ ]

                [ ] _______________________________________
                    For both nominees except as noted above

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW [ ]


2. Proposal to amend the Company's Certificate of Incorporation to increase the Company's authorized Common Stock.

                FOR [ ]         AGAINST [ ]     ABSTAIN [ ]

3.  Proposal to amend the Company's 1995 Equity Participation Plan.

                FOR [ ]         AGAINST [ ]     ABSTAIN [ ]

4.  Proposal to approve the Company's 1997 Employee Stock Purchase Plan.

                FOR [ ]         AGAINST [ ]     ABSTAIN [ ]

5. Proposal to ratify the selection of Price Waterhouse LLP as the Company's independent public accountants.

                FOR [ ]         AGAINST [ ]     ABSTAIN [ ]

6. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

The undersigned acknowledges receipt of the Notice of Annual Meeting and Proxy Statement dated April 10, 1997, and revokes all proxies heretofore given by the undersigned.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PREPAID ENVELOPE.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a Partnership, please sign in partnership name by authorized person.

Signature:________________________Date:_____________

Signature:________________________Date:_____________

                                                                      APPENDIX B


                       THE 1995 EQUITY PARTICIPATION PLAN
                                       OF
                        PERSONNEL GROUP OF AMERICA, INC.


                  Personnel Group of America, Inc., a Delaware corporation, has adopted The 1995 Equity Participation Plan of Personnel Group of America, Inc. (the "Plan"), effective September 21, 1995, for the benefit of its eligible employees, consultants and directors. The Plan consists of two plans, one for the benefit of key Employees (as such term is defined below) and consultants and one for the benefit of Independent Directors (as such term is defined below).

                  The purposes of this Plan are as follows:

                  (1) To provide an additional incentive for directors, key Employees and consultants to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock and/or rights which recognize such growth, development and financial success.

                  (2) To enable the Company to obtain and retain the services of directors, key Employees and consultants considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company and/or rights which will reflect the growth, development and financial success of the Company.

                                    ARTICLE I

                                   DEFINITIONS

                  1.1 General. Wherever the following terms are used in this Plan they shall have the meaning specified below, unless the context clearly indicates otherwise.

                  1.2 Award Limit. "Award Limit" shall mean two hundred thousand (200,000) shares of Common Stock.

                  1.3 Board. "Board" shall mean the Board of Directors of the Company.

                  1.4 Code. "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  1.5 Committee. "Committee" shall mean the Compensation Committee of the Board, or a subcommittee of the Board, appointed as provided in
Section 9.1.

                  1.6 Common Stock. "Common Stock" shall mean the common stock of the Company, par value $.01 per share, and any equity security of the Company issued or authorized to be issued in the future, but excluding, any warrants, options or other rights to purchase Common Stock. Debt securities of the Company convertible into Common Stock shall be deemed equity securities of the Company.

                  1.7 Company. "Company" shall mean Personnel Group of America, Inc., a Delaware corporation.

                  1.8 Deferred Stock. "Deferred Stock" shall mean Common Stock awarded under Article VII of this Plan.

                  1.9 Director. "Director" shall mean a member of the Board.

                  1.10 Dividend Equivalent. "Dividend Equivalent" shall mean a right to receive the equivalent value (in cash or Common Stock) of dividends paid on Common Stock, awarded under Article VII of this Plan.

                  1.11 Employee. "Employee" shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation which is a Subsidiary.

                  1.12 Exchange Act. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  1.13 Fair Market Value. "Fair Market Value" of a share of Common Stock as of a given date shall be (i) the mean between the highest and lowest selling price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any, on such date, or if shares were not traded on such date, then on the closest preceding date on which a trade occurred, or (ii) if Common Stock is not traded on an exchange, the mean between the closing representative bid and asked prices for the Common Stock on such date as reported by NASDAQ or, if NASDAQ is not then in existence, by its successor quotation system; or (iii) if Common Stock is not publicly traded, the Fair Market Value of a share of Common Stock as established by the Committee (or the Board, in the case of Options granted to Independent Directors) acting in good faith.

                  1.14 Grantee. "Grantee" shall mean an Employee or consultant granted a Performance Award, Dividend Equivalent, Stock Payment or Stock Appreciation Right, or an award of Deferred Stock, under this Plan.

                  1.15 Incentive Stock Option. "Incentive Stock Option" shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

                  1.16 Independent Director. "Independent Director" shall mean a member of the Board who is not an Employee of the Company.

                  1.17 Non-Qualified Stock Option. "Non-Qualified Stock Option" shall mean an Option which is not designated as an Incentive Stock Option by the Committee.

                  1.18 Option. "Option" shall mean a stock option granted under
Article III of this Plan. An Option granted under this Plan shall, as determined by the Committee, be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Independent Directors and consultants shall be Non-Qualified Stock Options.

                  1.19 Optionee. "Optionee" shall mean an Employee, consultant or Independent Director granted an Option under this Plan.

                  1.20 Performance Award. "Performance Award" shall mean a cash bonus, stock bonus or other performance or incentive award that is paid in cash, Common Stock or a combination of both, awarded under Article VII of this Plan.

                  1.21 Plan. "Plan" shall mean The 1995 Equity Participation Plan of Personnel Group of America, Inc.

                  1.22 Restricted Stock. "Restricted Stock" shall mean Common Stock awarded under Article VI of this Plan.

                  1.23 Restricted Stockholder. "Restricted Stockholder" shall mean an Employee or consultant granted an award of Restricted Stock under
Article VI of this Plan.

                  1.24 Rule 16b-3. "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

                  1.25 Stock Appreciation Right. "Stock Appreciation Right" shall mean a stock appreciation right granted under Article VIII of this Plan.

                  1.26 Stock Payment. "Stock Payment" shall mean (i) a payment in the form of shares of Common Stock, or (ii) an option or other right to purchase shares of Common Stock, as part of a deferred compensation arrangement, made in lieu of all or any portion of the compensation, including without limitation, salary, bonuses and commissions, that would otherwise become payable to a key Employee or consultant in cash, awarded under Article VII of this Plan.

                  1.27 Subsidiary. "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                  1.28 Termination of Consultancy. "Termination of Consultancy" shall mean the time when the engagement of Optionee, Grantee or Restricted Stockholder as a Consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including without limitation, resignation, discharge, death or retirement; but excluding terminations where there is a simultaneous commencement of employment with the Company or any Subsidiary. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Employment. Notwithstanding any other provision of this Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a consultant's service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

                  1.29 Termination of Directorship. "Termination of Directorship" shall mean the time when an Optionee who is an Independent Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship.

                  1.30 Termination of Employment. "Termination of Employment" shall mean the time when the employee-employer relationship between the Optionee, Grantee or Restricted Stockholder and the Company or any Subsidiary is terminated for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (i) terminations where there is a simultaneous reemployment, continuing employment of an Optionee, Grantee or Restricted Stockholder by the Company or any Subsidiary, (ii) at the discretion of the Committee, terminations which result in a temporary severance of the employee-employer relationship, and
(iii) at the discretion of the Committee, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Employment; provided, however, that, with respect to Incentive Stock Options, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of
Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. Notwithstanding any other provision of this Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate an Employee's employment at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

                                   ARTICLE II

                             SHARES SUBJECT TO PLAN

                  2.1 Shares Subject to Plan.

                  (a) The shares of stock subject to Options, awards of Restricted Stock, Performance Awards, Dividend Equivalents, awards of Deferred Stock, Stock Payments or Stock Appreciation Rights shall be Common Stock, initially shares of the Company's Common Stock, par value $.01 per share. The aggregate number of such shares which may be issued upon exercise of such options or rights or upon any such awards under the Plan shall not exceed one million two hundred (1,200,000). The shares of Common Stock issuable upon exercise of such options or rights or upon any such awards may be either previously authorized but unissued shares or treasury shares.

                  (b) The maximum number of shares which may be subject to Options or Stock Appreciation Rights granted under the Plan to any individual in any calendar year shall not exceed the Award Limit. To the extent required by
Section 162(m) of the Code, shares subject to Options which are cancelled continue to be counted against the Award Limit and if, after grant of an Option, the price of shares subject to such Option is reduced, the transaction is treated as a cancellation of the Option and a grant of a new Option and both the Option deemed to be cancelled and the Option deemed to be granted are counted against the Award Limit. Furthermore, to the extent required by Section 162(m) of the Code, if, after grant of a Stock Appreciation Right, the base amount on which stock appreciation is calculated is reduced to reflect a reduction in the Fair Market Value of the Company's Common Stock, the transaction is treated as a cancellation of the Stock Appreciation Right and a grant of a new Stock Appreciation Right and both the Stock Appreciation Right deemed to be cancelled and the Stock Appreciation Reheat deemed to be granted are counted against the Award Limit.

                  2.2 Unexercised Options and Other Rights. If any Option, or other right to acquire shares of Common Stock under any other award under this Plan, expires or is cancelled without having been fully exercised, the number of shares subject to such Option or other right but as to which such Option or other right was not exercised prior to its expiration or cancellation may again be optioned, granted or awarded hereunder, subject to the limitations of Section
2.1. Shares of Common Stock which are withheld by the Company upon the exercise of any Option or other award under this Plan in payment of the exercise price thereof may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1.

                                   ARTICLE III

                               GRANTING OF OPTIONS

                  3.1 Eligibility. Subject to the Award Limit, any Employee or consultant selected by the Committee pursuant to Section 3.4(a)(i) shall be eligible to be granted an Option. Each Independent Director of the Company shall be eligible to be granted Options at the times and in the manner set forth in
Section 3.4(d).

                  3.2 Disqualification for Stock Ownership. No person may be granted an Incentive Stock Option under this Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

                  3.3 Qualification of Incentive Stock Options. No Incentive Stock Option shall be granted unless such Option, when granted, qualifies as an "incentive stock option" under Section 422 of the Code. No Incentive Stock Option shall be granted to any person who is not an Employee.

                  3.4 Granting of Options.

                  (a) The Committee shall from time to time, in its absolute discretion, and subject to the applicable limitations of this Plan:

                             (i) Determine which Employees are key Employees and select from among the key Employees or consultants (including Employees or consultants who have previously received Options or other awards under this Plan) such of them as in its opinion should be granted Options;

                            (ii) Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected key Employees or consultants;

                           (iii) Determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options and whether such Options are to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code; and

                            (iv) Determine the terms and conditions of such Options, consistent with this Plan; provided, however, that the terms and conditions of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

                  (b) Upon the selection of a key Employee or consultant to be granted an Option, the Committee shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition on the grant of an Option to an Employee or consultant that the Employee or consultant surrender for cancellation some or all of the unexercised Options, awards of Restricted Stock or Deferred Stock, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments or other rights which have been previously granted to him under this Plan or otherwise. An Option, the grant of which is conditioned upon such surrender, may have an option price lower (or higher) than the exercise price of such surrendered Option or other award, may cover the same (or a lesser or greater) number of shares as such surrendered Option or other award, may contain such other terms as the Committee deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered Option or other award.

                  (c) Any Incentive Stock Option granted under this Plan may be modified by the Committee to disqualify such option from treatment as an "incentive stock option" under Section 422 of the Code.

                  (d) During the term of the Plan, each person who is an Independent Director as of the date of the consummation of the initial public offering of Common Stock automatically shall be granted (i) an option to purchase six thousand two hundred fifty (6,250) shares of Common Stock (subject to adjustment as provided in Section 10.3) on the date of such initial public offering, (ii) an option to purchase three thousand one hundred twenty-five (3,125) shares of Common Stock (subject to adjustment as provided in Section 10.3) on the date of each of the first and second annual meetings of stockholders after such initial public offering at which the Independent Director is reelected to the Board, and (iii) an option to purchase one thousand five hundred (1,500) shares of Common Stock (subject to adjustment as provided in Section 10.3) on the date of each annual meeting of stockholders after the second annual meeting after such initial public offering at which the Independent Director is reelected to the Board. During the term of the Plan after the consummation of the initial public offering of Common Stock, a person who is initially elected to the Board and is then an Independent Director automatically shall be granted (i) an option to purchase six thousand two hundred fifty (6,250) shares of Common Stock (subject to adjustment as provided in Section 10.3) on the date of such initial election, (ii) an option to purchase three thousand one hundred twenty-five (3,125) shares of Common Stock (subject to adjustment as provided in Section 10.3) on the date of each of the first and second annual meetings of stockholders after such initial election at which the Independent Director is reelected to the Board, and (iii) an option to purchase one thousand five hundred (1,500) shares of Common Stock (subject to adjustment as provided in Section 10.3) on the date of each annual meeting of stockholders after the second annual meeting after such initial election at which the Independent Director is reelected to the Board. Members of the Board who are employees of the Company who subsequently retire from the Company and remain on the Board will not receive an initial Option grant pursuant to clause
(i) of the preceding sentence, but to the extent that they are otherwise eligible, will receive, after retirement from the Company, Options as described in the clauses (ii) and (iii) of the preceding sentence. All the foregoing Option grants authorized by this Section 3.4(d) are subject to stockholder approval of the Plan.

                                   ARTICLE IV

                                TERMS OF OPTIONS

                  4.1 Option Agreement. Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Optionee and an authorized officer of the Company and which shall contain such terms and conditions as the Committee (or the Board, in the case of Options granted to Independent Directors) shall determine, consistent with this Plan. Stock Option Agreements evidencing Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of
Section 162(m) of the Code. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

                  4.2 Option Price. The price per share of the shares subject to each Option shall be set by the Committee; provided, however, that (i) such price shall be no less than the par value of a share of Common Stock, (ii) in the case of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code, such price shall be no less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted, (iii) in the case of Options granted to Independent Directors, such price shall be equal to 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted, except with respect to the Options granted to Independent Directors pursuant to Section 3.4(d) upon the consummation of the initial public offering of Common Stock, in which case such price shall be equal to the public offering price, and (iv) in the case of Incentive Stock Options such price shall not be less than the greater of: (a) 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted, or (b) 110% of the fair market value of a share of Common Stock on the date such Option is granted in the case of an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary.

                  4.3 Option Term. The term of an Option (other than an Option granted to an Independent Director) shall be set by the Committee in its discretion; provided, however, that, in the case of Incentive Stock Options, the term shall not be more than ten (10) years from the date the Incentive Stock Option is granted, or five (5) years from such date if the Incentive Stock Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary. The term of an Option granted to an Independent Director shall be ten (10) years from the date the Option is granted, provided, however, that the Option shall expire ninety (90) days after the Independent Director ceases to serve as a Director, except upon the Independent Director's retirement in accordance with the Company's retirement policy applicable to Directors. Subject to the foregoing provisions and except as limited by requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, the Committee may extend the term of any outstanding Option in connection with any Termination of Employment or Termination of Consultancy of the Optionee, or amend any other term or condition of such Option relating to such a termination.

                  4.4 Option Vesting.

                  (a) The period during which the right to exercise an Option in whole or in part vests in the Optionee shall be set by the Committee and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; provided, however, that no

Option granted to a person subject to Section 16 of the Exchange Act shall be exercisable until at least six months have elapsed from (but excluding) the date on which the Option was granted. At any time after grant of an Option, the Committee may, in its sole discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option vests. Notwithstanding the foregoing, all Options granted to Independent Directors shall be exercisable immediately on the date of grant, without variation.

                  (b) No portion of an Option which is unexercisable at Termination of Employment, Termination of Directorship or Termination of a Consultancy, as applicable, shall thereafter become exercisable, except as may be otherwise provided by the Committee with respect to Options granted to Employees or consultants, either in the Stock Option Agreement or in a resolution adopted following the grant of the Option.

                  (c) To the extent that the aggregate Fair Market Value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company and any Subsidiary) exceeds $100,000, such Options shall be treated as Non-Qualified Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 4.4(c), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.

                  4.5 Consideration. In consideration of the granting of an Option, the Optionee shall agree, in the written Stock Option Agreement, to remain in the employ of (or to consult for or to serve as an Independent Director of, as applicable) the Company or any Subsidiary for a period of at least one year after the Option is granted (or until the next annual meeting of stockholders of the Company, in the case of an Independent Director). Nothing in this Plan or in any Stock Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ of, or as a consultant for, the Company or any Subsidiary, or as a director of the Company, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without good cause.

                                    ARTICLE V

                               EXERCISE OF OPTIONS

                  5.1 Partial Exercise. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Committee (or the Board, in the case of Options granted to Independent Directors) may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

                  5.2 Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his office:

                  (a) A written notice complying with the applicable rules established by the Committee or the Board stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Optionee or other person then entitled to exercise the Option or such portion;

                  (b) Such representations and documents as the Committee or the Board, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations. The Committee or Board may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

                  (c) In the event that the Option shall be exercised pursuant to Section 10.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option; and

                  (d) Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, at the discretion of the Committee (or the Board, in the case of Options granted to Independent Directors), the terms of the Option may (i) allow a delay in payment up to thirty (30) days from the date the Option, or portion thereof, is exercised; (ii) allow payment, in whole or in part, through the delivery of shares of Common Stock owned by the Optionee, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof;
(iii) subject to the timing requirements of Section 5.3, allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iv) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; (v) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Committee or the Board, or (vi) allow payment through any combination of the consideration provided in the foregoing subparagraphs (ii), (iii), (iv) and (v). In the case of a promissory note, the Committee or the Board may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law.

                  5.3 Certain Timing Requirements. At the discretion of the Committee (or Board, in the case of Options granted to Independent Directors), shares of Common Stock issuable to the Optionee upon exercise of the Option may be used to satisfy the Option exercise price or the tax withholding consequences of such exercise, in the case of persons subject to Section 16 of the Exchange Act, only (i) during the period beginning on the third business day following the date of release of the quarterly or annual summary statement of sales and earnings of the Company and ending on the twelfth business day following such date or (ii) pursuant to an irrevocable written election by the Optionee to use shares of Common Stock issuable to the Optionee upon exercise of the Option to pay all or part of the Option price or the withholding taxes made at least six months prior to the payment of such Option price or withholding taxes.

                  5.4 Conditions to Issuance of Stock Certificates. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

                  (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

                  (b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Committee or Board shall, in its absolute discretion, deem necessary or advisable;

                  (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee or Board shall, in its absolute discretion, determine to be necessary or advisable;

                  (d) The lapse of such reasonable period of time following the exercise of the Option as the Committee or Board may establish from time to time for reasons of administrative convenience; and

                  (e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax.

                  5.5 Rights as Stockholders. The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

                  5.6 Ownership and Transfer Restrictions. The Committee (or Board, in the case of Options granted to Independent Directors), in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares. The Committee may require the Employee to give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within
(i) two years from the date of granting such Option to such Employee or (ii) one year after the transfer of such shares to such Employee. The Committee may direct that the certificates evidencing shares acquired by exercise of an Option refer to such requirement to give prompt notice of disposition.

                                   ARTICLE VI

                            AWARD OF RESTRICTED STOCK

                  6.1 Award of Restricted Stock.

                  (a) The Committee shall from time to time, in its absolute discretion:

                             (i) Select from among the key Employees or consultants (including Employees or consultants who have previously received other awards under this Plan) such of them as in its opinion should be awarded Restricted Stock; and

                            (ii) Determine the purchase price, if any, and other terms and conditions applicable to such Restricted Stock, consistent with this Plan.

                  (b) The Committee shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that such purchase price shall be no less than the par value of the

Common Stock to be purchased. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

                  (c) Upon the selection of a key Employee or consultant to be awarded Restricted Stock, the Committee shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

                  6.2 Restricted Stock Agreement. Restricted Stock shall be issued only pursuant to a written Restricted Stock Agreement, which shall be executed by the selected key Employee or consultant and an authorized officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan.

                  6.3 Consideration. As consideration for the issuance of Restricted Stock, in addition to payment of any purchase price, the Restricted Stockholder shall agree, in the written Restricted Stock Agreement, to remain in the employ of, or to consult for, the Company or any Subsidiary for a period of at least one year after the Restricted Stock is issued. Nothing in this Plan or in any Restricted Stock Agreement hereunder shall confer on any Restricted Stockholder any right to continue in the employ of, or as a consultant for, the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Restricted Stockholder at any time for any reason whatsoever, with or without good cause.

                  6.4 Rights as Stockholders. Upon delivery of the shares of Restricted Stock to the escrow holder pursuant to Section 6.7, the Restricted Stockholder shall have, unless otherwise provided by the Committee, all the rights of a stockholder with respect to said shares, subject to the restrictions in his Restricted Stock Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that in the discretion of the Committee, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 6.5.

                  6.5 Restriction. All shares of Restricted Stock issued under this Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Restricted Stock Agreement, be subject to such restrictions as the Committee shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment with the Company, Company performance and individual performance; provided, however, that no share of Restricted Stock granted to a person subject to Section 16 of the Exchange Act shall be sold, assigned or otherwise transferred until at least six months have elapsed from (but excluding) the date on which the Restricted Stock was issued, and provided, further, that by a resolution adopted after the Restricted Stock is issued, the Committee may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Restricted Stock Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire. Unless provided otherwise by the Committee, if no consideration was paid by the Restricted Stockholder upon issuance, a Restricted Stockholder's rights in unvested Restricted Stock shall lapse upon Termination of Employment or, if applicable, upon the termination of his consulting relationship with the Company.

                  6.6 Repurchase of Restricted Stock. The Committee shall provide in the terms of each individual Restricted Stock Agreement that the Company shall have the right to repurchase from the Restricted Stockholder the Restricted Stock then subject to restrictions under the Restricted Stock

Agreement immediately upon a Termination of Employment or, if applicable, upon a termination of any consulting relationship between the Restricted Stockholder and the Company, at a cash price per share equal to the price paid by the Restricted Stockholder for such Restricted Stock; provided, however, that provision may be made that no such right of repurchase shall exist in the event of a Termination of Employment or Termination of Consultancy without cause, or following a change in control of the Company or because of the Restricted Stockholder's retirement, death or disability, or otherwise.

                  6.7 Escrow. The Secretary of the Company or such other escrow holder as the Committee may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Restricted Stock Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

                  6.8 Legend. In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Committee shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under Restricted Stock Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

                                   ARTICLE VII

                    PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS,
                         DEFERRED STOCK, STOCK PAYMENTS

                  7.1 Performance Awards. Any key Employee or consultant selected by the Committee may be granted one or more Performance Awards. The value of such Performance Awards may be linked to the market value, book value, net profits or other measure of the value of Common Stock or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee, or may be based upon the appreciation in the market value, book value, net profits or other measure of the value of a specified number of shares of Common Stock over a fixed period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular key Employee or consultant.

                  7.2 Dividend Equivalents. Any key Employee or consultant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on Common Stock, to be credited as of dividend payment dates, during the period between the date an Option, Stock Appreciation Right, Deferred Stock or Performance Award is granted, and the date such Option, Stock Appreciation Right, Deferred Stock or Performance Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Committee.

                  7.3 Stock Payments. Any key Employee or consultant selected by the Committee may receive Stock Payments in the manner determined from time to time by the Committee. The number of shares shall be determined by the Committee and may be based upon the Fair Market Value, book value, net profits or other measure of the value of Common Stock or other specific performance criteria determined appropriate by the Committee on the date such Stock Payment is made or on any date thereafter.

                  7.4 Deferred Stock. Any key Employee or consultant selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee. The number of shares of Deferred Stock shall be determined by the Committee and may be linked to the market value, book value, net profits or other measure of the value of Common Stock or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Common Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Committee. Unless otherwise provided by the Committee, a Grantee of Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the award has vested and the Common Stock underlying, the award has been issued.

                  7.5 Performance Award Agreement, Dividend Equivalent Agreement, Deferred Stock Agreement, Stock Payment Agreement. Each Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment shall be evidenced by a written agreement, which shall be executed by the Grantee and an authorized Officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan.

                  7.6 Term. The term of a Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment shall be set by the Committee in its discretion.

                  7.7 Exercise Upon Termination of Employment. A Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment is exercisable only while the Grantee is an Employee or consultant; provided that the Committee may determine that the Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment may be exercised subsequent to Termination of Employment or Termination of Consultancy without cause, or following a change in control of the Company, or because of the Grantee's retirement, death or disability, or otherwise.

                  7.8 Payment on Exercise. Payment of the amount determined under Section 7.1 or 7.2 above shall be in cash, in Common Stock or a combination of both, as determined by the Committee. To the extent any payment under this Article VII is effected in Common Stock, it shall be made subject to satisfaction of all provisions of Section 5.4.

                  7.9 Consideration. In consideration of the granting of a Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment, the Grantee shall agree, in a written agreement, to remain in the employ of, or to consult for, the Company or any Subsidiary for a period of at least one year after such Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment is granted. Nothing in this Plan or in any agreement hereunder shall confer on any Grantee any right to continue in the employ of, or as a consultant for, the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Grantee at any time for any reason whatsoever, with or without good cause.

                                  ARTICLE VIII

                            STOCK APPRECIATION RIGHTS

                  8.1 Grant of Stock Appreciation Rights. Subject to the Award Limit, a Stock Appreciation Right may be granted to any key Employee or consultant selected by the Committee. A Stock Appreciation Right may be granted
(i) in connection and simultaneously with the grant of an Option, (ii) with respect to a previously granted Option, or (iii) independent of an Option. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with this Plan as the Committee shall impose, and shall be evidenced by a written Stock Appreciation Right Agreement, which shall be executed by the Grantee and an authorized officer of the Company. The Committee, in its discretion, may determine whether a Stock Appreciation Right is to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code and Stock Appreciation Right Agreements evidencing Stock Appreciation Rights intended to so qualify shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Without limiting the generality of the foregoing, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition of the grant of a Stock Appreciation Right to an Employee or consultant that the Employee or consultant surrender for cancellation some or all of the unexercised Options, awards of Restricted Stock or Deferred Stock, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments, or other rights which have been previously granted to him under this Plan or otherwise. A Stock Appreciation Right, the grant of which is conditioned upon such surrender, may have an exercise price lower (or higher) than the exercise price of the surrendered Option or other award, may cover the same (or a lesser or greater) number of shares as such surrendered Option or other award, may contain such other terms as the Committee deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered Option or other award.

                  8.2 Coupled Stock Appreciation Rights.

                  (a) A Coupled Stock Appreciation Right ("CSAR") shall be related to a particular Option and shall be exercisable only when and to the extent the related Option is exercisable.

                  (b) A CSAR may be granted to the Grantee for no more than the number of shares subject to the simultaneously or previously granted Option to which it is coupled.

                  (c) A CSAR shall entitle the Grantee (or other person entitled to exercise the Option pursuant to this Plan) to surrender to the Company unexercised a portion of the Option to which the CSAR relates (to the extent then exercisable pursuant to its terms) and to receive from the Company in exchange therefor an amount determined by multiplying the difference obtained by subtracting the Option exercise price from the Fair Market Value of a share of Common Stock on the date of exercise of the CSAR by the number of shares of Common Stock with respect to which the CSAR shall have been exercised, subject to any limitations the Committee may impose.

                  8.3 Independent Stock Appreciation Rights.

                  (a) An Independent Stock Appreciation Right ("ISAR") shall be unrelated to any Option and shall have a term set by the Committee. An ISAR shall be exercisable in such installments as the Committee may determine. An ISAR shall cover such number of shares of Common Stock as the Committee may determine; provided, however, that no ISAR granted to a person subject to
Section 16 of the Exchange Act shall be exercisable until at least six months have elapsed from (but excluding) the date on which the Option was granted. The exercise price per share of Common Stock subject to each ISAR shall be set by the Committee. An ISAR is exercisable only while the Grantee is an Employee or consultant; provided that the Committee may determine that the ISAR may be exercised subsequent to Termination of Employment or Termination of Consultancy without cause, or following a change in control of the Company, or because of the Grantee's retirement, death or disability, or otherwise.

                  (b) An ISAR shall entitle the Grantee (or other person entitled to exercise the ISAR pursuant to this Plan) to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the ISAR from the Fair Market Value of a share of Common Stock on the date of exercise of the ISAR by the number of shares of Common Stock with respect to which the ISAR shall have been exercised, subject to any limitations the Committee may impose.

                  8.4 Payment and Limitations on Exercise.

                  (a) Payment of the amount determined under Section 8.2(c) and 8.3(b) above shall be in cash, in Common Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Committee. To the extent such payment is effected in Common Stock it shall be made subject to satisfaction of all provisions of
Section 5.4 hereinabove pertaining to Options.

                  (b) Grantees of Stock Appreciation Rights who are subject to
Section 16 of the Exchange Act may, in the discretion of the Board or Committee, be required to comply with any timing, or other restrictions under Rule 16b-3 applicable to the settlement or exercise of a Stock Appreciation Right.

                  8.5 Consideration. In consideration of the granting of a Stock Appreciation Right, the Grantee shall agree, in the written Stock Appreciation Right Agreement, to remain in the employ of, or to consult for, the Company or any Subsidiary for a period of at least one year after the Stock Appreciation Right is granted. Nothing in this Plan or in any Stock Appreciation Right Agreement hereunder shall confer on any Grantee any right to continue in the employ of, or as a consultant for, the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Grantee at any time for any reason whatsoever, with or without good cause.


                                   ARTICLE IX

                                 ADMINISTRATION

                  9.1 Compensation Committee. The Compensation Committee (or a subcommittee of the Board assuming the functions of the Committee under this
Plan) shall consist of two or more Independent Directors appointed by and holding office at the pleasure of the Board, each of whom is both a "disinterested person" as defined by Rule 16b-3 and an "outside director" for purposes of Section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

                  9.2 Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of this Plan in accordance with its provisions. The Committee shall have the power to interpret this Plan and the agreements pursuant to which Options, awards of Restricted Stock or Deferred Stock, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments are granted or awarded, and to adopt such rules for the administration, interpretation, and application of this Plan as are consistent therewith and to interpret, amend or revoke any such rules. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Options granted to Independent Directors. Any



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

such grant or award under this Plan need not be the same with respect to each Optionee, Grantee or Restricted Stockholder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.

                  9.3 Majority Rule. The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

                  9.4 Compensation; Professional Assistance; Good Faith Actions. Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of this Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Committee, the Company and the Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Optionees, Grantees, Restricted Stockholders, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan, Options, awards of Restricted Stock or Deferred Stock, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments, and all members of the Committee shall be fully protected by the Company in respect of any such action, determination or interpretation.

                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

                  10.1 Not Transferable. Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments under this Plan may not be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution, unless and until such rights or awards have been exercised, or the shares underlying such rights or awards have been issued, and all restrictions applicable to such shares have lapsed. No Option, Restricted Stock award, Deferred Stock award, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment or interest or right therein shall be liable for the debts, contracts or engagements of the Optionee, Grantee or Restricted Stockholder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect.

                  During the lifetime of the Optionee or Grantee, only he may exercise an Option or other right or award (or any portion thereof) granted to him under the Plan. After the death of the Optionee or Grantee, any exercisable portion of an Option or other right or award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement or other agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Optionee's or Grantee's will or under the then applicable laws of descent and distribution.

                  10.2 Amendment, Suspension or Termination of this Plan. This Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Committee. However, without approval of the Company's stockholders given within twelve months before or after the action by the Committee, no action of the Committee may, except as provided in Section 10.3, increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under this Plan or modify the Award Limit, and no action of the Committee may be taken that would otherwise require stockholder approval as a matter of applicable law, regulation or rule. Notwithstanding the foregoing, the provisions of this Plan relating to formula Option grants to Independent Directors, including the amount, price and timing thereof, shall not be amended more than once in any six-month period other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the respective rules thereunder, No amendment, suspension or termination of this Plan shall, without the consent of the holder of Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments, alter or impair any rights or obligations under any Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments theretofore granted or awarded, unless the award itself otherwise expressly so provides. No Options, Restricted Stock, Deferred Stock, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments may be granted or awarded during any period of suspension or after termination of this Plan, and in no event may any Incentive Stock Option be granted under this Plan after the first to occur of the following events:

                  (a) The expiration of ten years from the date the Plan is adopted by the Board; or

                  (b) The expiration of ten years from the date the Plan is approved by the Company's stockholders under Section 10.5.

                  10.3 Changes in Common Stock or Assets of the Company. In the event that the outstanding shares of Common Stock are hereafter changed into or exchanged for cash or a different number or kind of shares or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock splitup, stock dividend, or combination of shares, appropriate adjustments shall be made by the Committee in the number and kind of shares for which Options, Restricted Stock awards, Performance Awards, Stock Appreciation Rights, Dividend Equivalents, Deferred Stock awards or Stock Payments may be granted, including adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued and of the Award limit described in Section 1.2, and appropriate adjustments shall be made by the Board in the number and kind of shares for the purchase of which Options are granted to Independent Directors under Section 3.4(d).

                  In the event of such a change or exchange, subject to the other provisions of this Plan, the Committee (or the Board, in the case of Options granted to Independent Directors) shall also make an appropriate and equitable adjustment in the number and kind of shares as to which all outstanding Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments, or portions thereof then unexercised, shall be exercisable and in the number and kind of shares of outstanding Restricted Stock or Deferred Stock. Such adjustment shall be made with the intent that after the change or exchange of shares, each Optionee's and each Grantee's and each Restricted Stockholder's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in an outstanding Option, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment may include a necessary or appropriate corresponding adjustment in Option, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment exercise price, but shall be made without change in the total price applicable to the Option, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment, or the unexercised portion thereof (except for any change in the aggregate price resulting from rounding-off of share quantities or prices).

                  Where an adjustment of the type described above is made to an Incentive Stock Option under this Section, the adjustment will be made in a manner which will not be considered a "modification" under the provisions of subsection 424(h)(3) of the Code.

                  In the event of a "spin-off" or other substantial distribution of assets of the Company which has a material diminutive effect upon the Fair Market Value of the Company's Common Stock, the Committee (or the Board, in the case of Options granted to Independent Directors) shall make an appropriate and equitable adjustment to the Option, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment exercise price to reflect such diminution.

                  10.4 Merger of the Company. In the event of the merger or consolidation of the Company with or into another corporation, the exchange of all or substantially all of the assets of the Company for the securities of another corporation, the acquisition by another corporation or person of all or substantially all of the Company's assets or 80% or more of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company:

                  (a) At the discretion of the Committee (or the Board, in the case of Options granted to Independent Directors), the terms of an Option, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment may provide that it cannot be exercised after such event.

                  (b) In its discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide either by the terms of such Option, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment or by a resolution adopted prior to the occurrence of such event that, for a specified period of time prior to such event, such Option, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in this Plan or in the provisions of such Option, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment.

                  (c) In its discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide either by the terms of such Option, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment or by a resolution adopted prior to the occurrence of such event that upon such event, such Option, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment shall be assumed by the successor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices.

                  (d) In its discretion, and on such terms and conditions as it deems appropriate, the Committee may provide either by the terms of a Restricted Stock award or Deferred Stock award or by a resolution adopted prior to the occurrence of such event that, for a specified period of time prior to such event, the restrictions imposed under a Restricted Stock Agreement or a Deferred Stock Agreement upon some or all shares of Restricted Stock or Deferred Stock may be terminated, and, in the case of Restricted Stock, some or all shares of such Restricted Stock may cease to be subject to repurchase under Section 6.6 after such event.

                  (e) None of the foregoing discretionary terms of this Section
10.4 shall be permitted with respect to Options granted under Section 3.4(d) to Independent Directors to the extent that such discretion would be inconsistent with the requirements of Rule 16b-3.

                  10.5 Approval of Plan by Stockholders. This Plan will be submitted for the approval of the Company's stockholders within twelve months after the date of the Board's initial adoption of this Plan. Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments may be granted and Restricted Stock or Deferred Stock may be awarded prior to such Stockholder approval, provided that such Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments shall not be exercisable and such Restricted Stock or Deferred Stock shall not vest prior to the time when this Plan is approved by the stockholders, and provided further that if such approval has not been obtained at the end of said twelve-month period, all Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments previously granted and all Restricted Stock or Deferred Stock previously awarded under this Plan shall thereupon be cancelled and become null and void.

                  10.6 Tax Withholding. The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Optionee, Grantee or Restricted Stockholder of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting or exercise of any Option, Restricted Stock, Deferred Stock, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment. Subject to the timing requirements of Section 5.3, the Committee (or the Board, in the case of Options granted to Independent Directors) may in its discretion and in satisfaction of the foregoing requirement allow such Optionee, Grantee or Restricted Stockholder to elect to have the Company withhold shares of Common Stock (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld.

                  10.7 Loans. The Committee may, in its discretion, extend one or more loans to key Employees in connection with the exercise or receipt of an Option, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment granted under this Plan, or the issuance of Restricted Stock or Deferred Stock awarded under this Plan. The terms and conditions of any such loan shall be set by the Committee.

                  10.8 Limitations Applicable to Section 16 Persons and Performance-Based Compensation. Notwithstanding any other provision of this Plan, any Option, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment granted, or Restricted Stock or Deferred Stock awarded, to a key Employee or Director who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule, and this Plan shall be deemed amended to the extent necessary to conform to such limitations. Furthermore, notwithstanding any other provision of this Plan, any Option or Stock Appreciation Right intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in
Section 162(m)(4)(C) of the Code, and this Plan shall be deemed amended to the extent necessary to conform to such requirements.

                  10.9 Effect of Plan Upon Options and Compensation Plans. The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary.

Nothing in this Plan shall be construed to limit the right of the Company (i) to establish any other forms of incentives or compensation for Employees, Directors or consultants of the Company or any Subsidiary or (ii) to grant or assume options or other rights otherwise than under this Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, firm or association.

                10.10 Compliance with Laws. This Plan, the granting and vesting of Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments under this Plan and the issuance and delivery of shares of Common Stock and the payment of money under this Plan or under Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments granted or Restricted Stock or Deferred Stock awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan, Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

                  10.11 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Plan.

                  10.12 Governing Law. This Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof.



                                      * * *



         I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Personnel Group of America, Inc. on September 21, 1995.

         Executed on this 9th day of November, 1995.


                                      /s/ Rosemary Payne-Harris
                                      ---------------------------
                                               Secretary




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